                                                           EXHIBIT 10.20



                   DATED THIS ________ DAY OF __________ 199


                                    Between

                      SINGAPORE TELECOMMUNICATIONS LIMITED

                                                        ...Landlord


                                      And


                        FOUR MEDIA COMPANY ASIA PTE LTD

                                                        ...Tenant

                  ............................................

                                     LEASE
                                    (OFFICE)

                  ............................................




                              HELEN YEO & PARTNERS
                             ADVOCATES & SOLICITORS
                                11 COLLYER QUAY
                               #12-01 THE ARCADE
                                 SINGAPORE 0104
                              FCL/ALSY/LP/94078915

                                    CONTENTS
                                    --------

CLAUSE        HEADING                                                PAGE
------        -------                                                ----
1.            INTERPRETATION                                         1

2.            THE DEMISE                                             2

3.            TERM OF THE LEASE                                      2

4.            RENT AND SERVICE CHARGE                                2
4.1           Rent                                                   2
4.2           Service Charge                                         3
4.3           Payment                                                3

5.            DEPOSIT                                                3

6.            MODE OF PAYMENT                                        4

7.            PERMITTED USE OF THE PREMISES                          4

8.            TENANT'S COVENANTS                                     4

9.            LANDLORD'S COVENANTS                                   4

10.           LANDLORD NOT LIABLE                                    4

11.           TERMINATION                                            5
11.1          Proviso for re-entry                                   5
11.2          Landlord's rights to rectify breach etc                6

12.           DESTRUCTION                                            6

13.           HOLDING OVER                                           6

14.           OPTION TO RENEW                                        7

15.           TRANSFER TO MANAGEMENT CORPORATION                     8

16.           MISCELLANEOUS                                          8
16.1          Notices                                                8
16.2          Landlord's consent                                     9
16.3          Costs and expenses                                     9
16.4          No waiver                                              9
16.5          Title                                                  9
16.6          No Lodging of Caveat Registration or Subdivision       9
16.7          No representations                                     9
16.8          Severance                                              10
16.9          Governing law and submission to jurisdiction           10
                                      ii.

CLAUSE        HEADING                                                PAGE
------        -------                                                ----
              SCHEDULE 1
              -   RIGHTS GRANTED TO TENANT                           11

              SCHEDULE 2
              -   RIGHTS RESERVED BY THE LANDLORD                    12
                  1.  Easements                                      12
                  2. Power for Landlord to deal with adjoining 12 property and the Common Area
                  3.  Access to and Main Doors of the Building       13
                  4.  Name and Address of Building                   13
                  5.  Rules and Regulations                          13
                  6.  Operating Hours                                13
                  7.  Landlord's rights to interest for              13
                      late payments
                  8. Removal of property after expiry or earlier 13 determination of tenancy
                  9.  Landlord's right to assign                     14

              SCHEDULE 3
              -   PART A
                  -   TENANT'S COVENANTS                             15
                  1.  Rent and Service Charge                        15
                  2.  Utilities and Telecommunication Services       15
                  3.  Property tax and goods and services tax        15
                  4.  Insurance                                      16
                  5.  Repair                                         16
                  6.  Alterations                                    17
                  7.  Notices                                        17
                  8.  To permit the Landlord to inspect              18
                  9.  To grant the Landlord right of access to       18
                      the Premises
                  10. Yield up in repair at the end of the Term      19
                  11. Loading And Electrical Installation            19
                  12. Rules and Regulations                          19
                  13. Advertisements and signs                       20
                  14. Compliance with statutes etc                   20
                  15. Indemnity by Tenant                            20
                  16. Assignment and subletting                      20
                  17. Name of Tenant                                 21
                                     iii.

CLAUSE        HEADING                                                PAGE
------        -------                                                ----
              -   PART B
                  -    RULES AND REGULATIONS OF THE BUILDING         22
                  1.   Obnoxious or inflammable substances           22
                  2.   Illegal or immoral purpose                    22
                  3.   Sales, auction, exhibition or public          22
                       meeting and Music
                  4.   Pest And Livestock                            22
                  5.   Incense                                       22
                  6.   Residential Purpose And Cooking               22
                  7.   Cleanliness                                   22
                  8.   Infectious diseases                           22
                  9.   Annoyance or nuisance                         22
                  10.  Aerials, masts and antenna                    22
                  11.  Fire and Alarm systems                        23
                  12.  Loading And Electrical And Other              23
                       Installations
                  13.  Avoidance of Landlord's insurance policies    23
                  14.  Vendors                                       24
                  15.  Building Exterior, Windows And Security       24
                  16.  Obstruction                                   24
                  17.  Use of convenience                            24
                  18.  Use of lifts                                  25
                  19.  Carparks, Temporary parking and Loading
                       bays                                          25
                  20.  Soliciting                                    25
                  21.  Landlord's Housekeeping Rules                 25
                  22.  Fire Drills                                   25

              SCHEDULE 4
              -   LANDLORD'S COVENANTS                               26
                  1.   Quiet enjoyment                               26
                  2.   Property tax                                  26
                  3.   Management of the Building                    26

              ANNEXURE A
              -   PLAN OF THE PREMISES                               27

              ANNEXURE B
              -   LANDLORD'S HOUSEKEEPING RULES                      28

        THIS LEASE is made the          day of          1996 Between:
        ----------

(1) SINGAPORE TELECOMMUNICATIONS LIMITED, a company incorporated in Singapore and having its registered office at 31 Exeter Road, Comcentre, Singapore 239732 (the "Landlord"); and

(2) FOUR MEDIA COMPANY ASIA PTE LTD, a company incorporated in Singapore and having its registered office at 30 Choon Guan Street, Singapore 079809 (the "Tenant").

WHEREBY IT IS AGREED as follows:

1.      INTERPRETATION
        --------------

1.1 In this Lease the following words and expressions shall, unless the context otherwise requires, have the following meanings;

        "Building" means the building situate at 30 Choon Guan Street and known as City South Exchange.

        "Common Area" means all parts of and all facilities and fixtures and fittings in the Building used or intended for or capable of being used or enjoyed in common by all the occupiers of the Building including, without limitation, (i) all passageways, staircases, lifts and escalators (if any); (ii) all refuse chutes, drains, sewers, pipes, wires, cables, and ducts; and (iii) all driveways, carparks and open spaces;

        "Conducting Media" means drains, sewers, conduits, flues, gutters, gullies, channels, ducts, shafts, watercourses, fire sprinklers, pipes, cables, cable racks, wires and mains or any of them;

        "Deposit" means the sum deposited by the Tenant with the Landlord pursuant to Clause 5;

        "Landlord" includes its successors, assigns and all persons entitled to the reversion immediately expectant upon the determination of this Lease;

        "Lease" includes any instruments supplemental to this Lease and any amendments or variations to this Lease agreed in writing between the Landlord and Tenant;

        "Management Corporation" means a management corporation of the Building established under the Land Titles (Strata) Act, Chapter 158;

        "month" means a calendar month;

        "Operating Hours" means the hours between 8:00 a.m. and 5:00 p.m. on weekdays and 8:00 a.m. and 1:00 p.m. on Saturdays (Sundays and gazetted public holidays excluded) or such hours as the Landlord may prescribe from time to time;

        "Payment Date" means the date as defined in Clause 4.3;

        "Permitted Use" means the use of the Premises as an office and no other purpose;

        "Premises" means the premises on the 6th floor of the Building containing a floor area of 569 square feet, which, for identification only, is delineated in red in the plan annexed in this Lease as Annexure A;

        "Rent" means the rent referred to in Clause 4.1;

        "Rules and Regulations" means the rules and regulations of the Building and any part thereof as prescribed by the Landlord, as set out in Part B of Schedule 3 and which may be suspended, deleted, expanded or otherwise amended or updated in any way from time to time;

        "Services" means the services to be provided by the Landlord as defined in paragraph 3 of Schedule 4;

        "Tenant" includes, if the Tenant is an individual, his personal representatives and permitted assigns, or if the Tenant is a company, its successors in title and permitted assigns;

        "Tenant's Occupiers" means the Tenant's servants, agents, independent contractors, licensees, sub-tenants (if consented to by the Landlord), invitees, customers and any person claiming rights to use, enjoy, visit or be at the Premises expressly or by implication with the Tenant's consent or authority;

        "Term" means the term granted by this Lease pursuant to Clause 3; and

        "year" means a calendar year.

1.2 In any case where the Tenant is placed under a restriction by reason of the covenants and conditions contained in this Lease, the restriction shall be deemed to include the obligation on the Tenant not to permit or allow the infringement of the restriction by any of the Tenant's Occupiers.

1.3 Where the context so admits, words in this Lease importing the singular meaning shall include the plural meaning and vice versa, words for the masculine gender shall include the feminine and neuter gender and vice versa and words denoting natural persons shall include corporation and firms and all such words shall be construed interchangeably in that manner.

1.4 References in this Lease to any statutes or statutory instruments shall include and refer to any statutes or statutory instruments amending, consolidating or replacing them respectively from time to time and for the time being in force.

2.      THE DEMISE
        ----------

        In consideration of the Rent and Service Charge and the covenants reserved by and contained in this Lease, the Landlord HEREBY DEMISES to the Tenant ALL the Premises TOGETHER WITH the rights set out in Schedule 1 but EXCEPTING AND RESERVING to the Landlord the rights as stated in
        Schedule 2, TO HOLD the Premises unto the Tenant for the Term, YIELDING AND PAYING to the Landlord during the Term, the Rent and Service Charge in accordance with Clause 4.

3.      TERM OF THE LEASE
        -----------------

        The Term of the Lease is two (2) years commencing from the 15th day of December 1994 and expiring on the 14th day of December 1996.

4.      RENT AND SERVICE CHARGE
        -----------------------

4.1     Rent
        ----

        The Rent shall be calculated at the monthly rate of $3.30 per square foot of the floor area of the Premises. The monthly Rent is Dollars One Thousand Eight Hundred and Seventy seven and cents eighty only ($1,877.80).

4.2     Service Charge
        --------------

4.2.1 The Service Charge shall be calculated at the monthly rate of $0.80 per square foot of the floor area of the Premises. The monthly Service Charge is Dollars Four Hundred and Fifty five and cents twenty only ($455.20). Payment of such service charge is for estimated outgoings costs and expenses incurred or chargeable for the provision of, including but without limitation to, air-conditioning to the Premises, security guards and/or security system, cleaning of Common Area and lifts and the maintenance thereof.

4.2.2 In the event of any increase in the costs expenses and outgoings of the Landlord for providing the Services, the Landlord shall be entitled to increase the Service Charge by an amount equal to so much of the extra costs, expenses and outgoings as is attributable to the Premises. Any increase in the Service Charge shall be payable from the date specified in the Landlord's notice. In the event that the Tenant disagrees with such increase by written notice to the Landlord, the audited account from the Landlord's appointed auditor (the cost and expense of the auditor shall be borns by the Tenant) shall be final, conclusive and binding on the Tenant, both as to the Tenant's liability for such increase and the amount thereof.

4.2.3 For the avoidance of doubt, upon termination of this Lease for any reason whatsoever, the Tenant shall have no claim for any refund of the Service Charge paid by it.

4.3     Payment
        -------

        The Rent and Service Charge shall be payable in advance on the first day of each month (each a "Payment Date"), without any deduction or withholding whatsoever. On or before the date of commencement of the Term, the Tenant shall pay to the Landlord the pro-rated Rent and Service Charge calculated from the date of commencement of the Term up to and including the day immediately preceding the next Payment Date, and thereafter the Rent and Service Charge shall be paid on each succeeding Payment Date.

5.      DEPOSIT
        -------

5.1 The Tenant shall, on or before the execution of this Lease, deposit with the Landlord a sum equivalent to three (3) months Rent and Service Charge by cash.

        The Deposit shall be maintained throughout the Term at an amount equivalent to the prevailing amount of three (3) months' Rent and Service Charge. The Tenant shall, within fourteen (14) days of demand by the Landlord, pay such sum to the Landlord as may be necessary to ensure that the Deposit is maintained at such equivalent amount.

5.2 The Deposit shall be held by the Landlord as security for the due performance and observance by the Tenant of all the covenants and provisions contained in this Lease and as security for any claim by the Landlord at any time against the Tenant in relation to any matter in connection with the Premises whether the Lease is subsisting or not, and if the Tenant shall commit a breach of any of the provisions of this Lease, the Landlord shall be entitled but not obliged to apply the Deposit or any part thereof in or towards payment of moneys outstanding or making good any breach by the Tenant or to deduct from the Deposit such amount as would reasonably compensate the Landlord for the loss or expense to the Landlord occasioned by such breach but without prejudice to any other right or remedy which the Landlord may be entitled to. No part of the Deposit shall be set off by the Tenant against any Rent, Service Charge or other sums owing to the Landlord.

5.3 Subject to any proper deductions to be made by the Landlord pursuant to the provisions of this Lease, the Deposit shall be repaid to the Tenant without interest within one (1) month from the expiration or sooned termination of the Term.

6.      MODE OF PAYMENT
        ---------------

        The Tenant shall pay the Rent, Service Charge and all other sums payable to the Landlord under this Lease, including the Deposit, in such manner as may be notified in writing by the Landlord from time to time.

7.      PERMITTED USE OF THE PREMISES
        -----------------------------

        The Tenant will use the Premises solely for the Permitted Use. The Tenant shall obtain and comply with all applicable licenses, permits and approvals to enable the Tenant to carry on its business in the Premises in accordance with the Permitted Use.

8.      TENANT'S COVENANTS
        ------------------

        The Tenant hereby covenants with the Landlord that it will perform and observe:

        (a) the Tenant's obligations and undertakings as set out in Part A of
            Schedule 3; and

        (b) the Rules and Regulations.

9.      LANDLORD'S COVENANTS
        --------------------

        The Landlord hereby covenants with the Tenant that it will perform and observe the Landlord's obligations and undertakings as set out in
        Schedule 4.

10.     LANDLORD NOT LIABLE
        -------------------

        Notwithstanding anything herein contained the Landlord shall not be liable to the Tenant or to any of the Tenant's Occupiers for, nor shall the Tenant have any claim against the Landlord, in respect of:

        (a) any damage, injury or loss or any consequential loss (including loss of business, loss of profit, product liability, indirect and special damage) arising from or resulting from any interruption in or failure of any of the Services by reason of repair or maintenance work or damage or destruction or mechanical or other defect or breakdown or short circuit of electrical wiring, explosion, falling plaster, escape of water, or the leakage or defect of the Conducting Media in, or the structure of, the Premises, the Building or any part thereof or by reason of any circumstances beyond the Landlord's control (including but not limited to fire, flood, act of God, riot, civil commotion, curfew, emergency, labour disputes or shortage of manpower, fuel, materials, electricity or water);

        (b) any damage, injury or loss or any consequential loss (including loss of business, loss of profit, product liability, indirect and special damage) arising from or resulting from short circuit of electrical wiring, explosion, falling plaster, escape of water, or the leakage or defect of the Conducting Media in, or the structure of, the Premises, the Building or any part thereof;

        (c) any loss of life, injury or damage to or loss of any property or any consequential loss (including loss of business, loss of profit, product liability, indirect and special damage) arising from or due to any accident or circumstances whatsoever occurring at the Premises, the Building or any part thereof;

        (d) any act, omission, default, misconduct or negligence of any porter, attendant or other servant or employee or agent of the Landlord in or about the performance or purported performance of any duty relating to the provision of Services or any of them or any other duties whatsoever to the performed under this Lease;

        (e) any damage, injury or loss or any consequential loss arising from or caused by other tenants or any independent contractor or any persons, or from any occurrence at any other premises, within the Premises, the Building or any part thereof;

        (f) any diminution or obstruction of light, air or view by any building or structures that may be erected within or adjacent to the Building or any part thereof; and

        (g) any damage, injury or loss or any consequential loss arising from or by reason of lack of security or safekeeping of the Premises, Building or any part thereof or any contents therein.

11.     TERMINATION
        ------------

11.1    Proviso for re-entry:  If and whenever during the Term:
        --------------------

        (a) all or any part of the Rent or Service Charge shall be unpaid for fourteen (14) days after becoming due (whether or not any formal demand has been made); or

        (b) the Tenant shall at any time fail or neglect to perform or observe any of its obligations, covenants or undertakings in this Lease other than a failure under Sub-Clause (a) above, and such default if capable of being remedied is not remedied to the reasonable satisfaction of the Landlord within fourteen (14) days after the Landlord has given notice thereof to the Tenant; or

        (c) the Tenant becomes insolvent, or (in the Landlord's reasonable opinion) is unable to pay its debts, or stops or suspends, or threatens to stop or suspend, payment of all or a material part of its debts, or proposes or makes a general assignment or an arrangement or composition with or for the benefit of its creditors or a moratorium is agreed or declared in respect of or affecting all or a material part of its indebtedness; or any step or petition is taken by any person including the Tenant or its members for the winding up or dissolution or bankruptcy of the Tenant or for the Tenant to be placed under the judicial management of a judicial manager; or a receiver and/or manager is appointed in respect of any properties or assets of the Tenant or distress or execution is levied or enforced upon or sued against any part of the properties or assets of the Tenant, or if events or circumstances analogous to any of the foregoing events occurs in relation to the Tenant under the laws of any jurisdiction;

        then the Landlord or any person authorised by the Landlord may at any time thereafter re-enter upon the Premises or any part thereof in the name of the whole, whereupon this Lease shall forthwith absolutely cease and determine, but without prejudice to the right of action, and any other right and remedy, of the Landlord in respect of any antecedent breach by the Tenant of this Lease (including the breach giving rise to the re-entry).

11.2    Landlord's rights to rectify breach etc
        ---------------------------------------

11.2.1  The Landlord may, in the event of any default described in Clause
        11.1 (b) above, at its absolute discretion and option either in addition to or in lieu of termination under Clauses 11.1 above, be entitled but shall not at any time or in any way be obliged to do the following:

        (a) to perform the said obligation, covenant or undertaking on behalf of the Tenant and/or to engage architects, contractors, workmen and/or agents and/or enter and remain at the whole or any of the part of the Premises, with or without such architects, contractors, workmen and agents for such purpose; and

        (b) to demand payment of all reasonable costs and expenses paid or incurred by the Landlord resulting from the Tenant's default and/or pursuant to Sub-Clause (a) above and any sum so demanded shall be payable by the Tenant to the Landlord within fourteen
             (14) days of the demand. A certificate from the Landlord as to the amount of cost and expenses incurred shall in the absence of manifest error be final, conclusive and binding on the Tenant.

11.2.2 Anything done by the Landlord pursuant to the provisions of this Clause shall be without prejudice to any other right remedy and power of the Landlord in this Lease and shall not constitute a waiver of release of the Tenant from its obligations, covenants and undertakings.

12.     DESTRUCTION
        -----------

12.1 Subject to Clause 12.2, if the Premises or any part thereof shall at any time be damaged or destroyed so as to render the Premises unfit for occupation and use (except where such damage or destruction has been caused by, or payment of any insurance policy monies withheld in whole or in part in consequence of any act, omission, negligence or default of the Tenant or the Tenant's Occupiers) the Rent and Service Charge reserved by this Lease or a fair and just proportion thereof according to the nature and extent of the damage sustained shall be suspended until the Premises shall again be rendered fit for occupation and use. Any dispute concerning this clause shall be determined by a single arbitrator in accordance with the Arbitration Act (Cap. 10).

12.2    Notwithstanding the provisions of Clause 12.1:

        (a) after the occurrence of such damage or destruction the Landlord may at any time and at its absolute discretion terminate this Lease by serving one (1) month's written notice on the Tenant; or

        (b) if the Premises shall continue to be unfit for occupation for a period of more than one hundred and twenty (120) days, either the Landlord or the Tenant shall be at liberty by giving one (1) month's written notice to the other to terminate this Lease, and upon a notice under either Sub-Clause (a) or (b) above being given, this Lease shall terminate and the Tenant shall (if still in occupation) vacate the Premises upon the expiry of such notice without compensation from the Landlord, but without prejudice however to any right or remedy that either party may have against the other for any antecedent breach of this Lease.

13.     HOLDING OVER
        ------------

        If, without any express written agreement between the Landlord and the Tenant, the Tenant fails to deliver vacant possession of, or continues to occupy, the Premises after the expiration or earlier determination of the Term, the Tenant shall be deemed to be holding over and, without prejudice to any right or remedy of the

        Landlord, shall pay to the Landlord for every day of such holding over double the amount of Rent or the prevailing market rent (whichever is higher) and double the amount of the Service Charge and there shall be no renewal of this Lease by operation of law or pursuant to the provisions of this Lease. During the period of any such holding over all provisions of this Lease shall be and remain in effect. The provisions herein shall not be construed as the Landlord's consent for the Tenant to hold over after the expiration or earlier determination of the Term.

14.     OPTION TO RENEW
        ---------------

        The Tenant shall be entitled to two (2) options to renew the lease hereunder on and subject to the terms and conditions below:-

        (a) Each renewal period shall be called a Renewed Term. The first option to renew will be for a Renewed Term of three (3) years ("First Renewed Term") commencing on the day after the expiry of the Term, and the second option to renew will be for a Renewed Term of two (2) years less one day ("Second Renewed Term") commencing on the second day after the expiry of the First Renewed Term.

        (b) The Tenant shall have given written notice ("Tenant's Renewal Notice") to the Landlord of its intention to exercise its option to renew. The Tenant's Renewal Notice shall be given, in the case of the first option to renew, not later than three (3) months prior to the expiration of the Term and, in the case of the second option to renew, not later than three (3) months prior to the expiration of the First Renewed Term.

        (c) The revised Rent payable during the First Renewed Term shall be calculated by the formula of

                                        URA downtown core office rental
                                        index for fourth quarter 1996
             $3.30 per sq ft       X    ---------------------------------------
                                        URA downtown core office rental
                                        Index for fourth quarter 1994

             and the revised Rent payable during the Second Renewed Term shall be calculated based on the formula of

                                        URA downtown core office rental
                                        index for fourth quarter 1999
             $3.30 per sq ft       X    ---------------------------------------
                                        URA downtown core office rental
                                        index for fourth quarter 1994

             provided that if, within fourteen (14) days of receipt of the Landlord's final offer of the revised Rent, the Tenant shall not have confirmed in writting its acceptance of the Landlord's offer, the option hereby granted shall be deemed to have lapsed and of no effect.

        (d) In the event that the particular category of URA office rental index or by whatevername referred or called, is no longer in production or publication by URA, then its equivalent core or category will be used. In the further event, that this latter core or category is no longer in production or publication, then the equivalent office rental index from M/s Richard Ellis (Pte) Ltd will be applicable, failing which the equivalent office rent index from M/s Knight Frank Cheong Hock Chye Bailliue shall be applicable.

        (e) At the time of service of the Tenant's Renewal Notice and also at the time of expiry of the Term or the First Renewed Term (as the case may be) there shall not be any existing breach or non-observance of any covenants and conditions on the part of the Tenant to be observed or performed under the lease then in force in respect to the Premises.

        (f) Each renewal shall be in respect of the whole of the Premises and not part or parts thereof unless otherwise agreed by the Landlord in writing.

        (g) The new lease agreement for each Renewed Term shall be prepared by the Landlord at the Tenant's expense and shall contain similar covenants and provisions as herein contained and shall take into account the following:

             (i) the revised Rent and revised Service Charge as agreed in accordance with the foregoing provisions; and

             (ii) in the case of the lease for the First Renewed Term, there shall be provision for only one option to renew and, in the case of the lease for the Second Renewed Term, there shall be no provision for any further renewal of the lease.

        (h) The Tenant shall execute and return to the Landlord or the Landlord's solicitors the engrossed new lease agreement (in duplicate) for that Renewed Term together with any additional Deposit, stamp fee and any other fees and expenses payable under the new lease agreement not later than two (2) weeks after receipt of the same from the Landlord's solicitors.

        (i) The option or options, as the case may be, granted under this Clause shall lapse and be of no effect in the event of the Tenant's failure to comply with this Clause and the Landlord shall be free of all obligations whatsoever to grant to the Tenant any further term.

15.     TRANSFER TO MANAGEMENT CORPORATION
        ----------------------------------

        In the event that the Building is subdivided and a Management Corporation is appointed pursuant thereto, then after the transfer of the management and operation of the Building to the Management Corporation, the (i) provision of the Services shall cease to be the obligation of the Landlord and (ii) the Management Corporation shall be entitled to exercise and enforce the rights and powers of the Landlord, and to enjoy the benefit of the obligations, covenants and undertakings to be performed and observed by the Tenant, under this Lease which in any way relate to the Building and/or the management and operation of the same. All references to the Landlord shall refer to the Landlord and/or the Management Corporation, as the context may require.

18.     MISCELLANEOUS
        -------------

16.1    Notices:  All communications required to be made under this lease shall
        -------
        be made in writing and shall be sent to the receiving party at the facsimile number or address and marked for the attention of the person (if any), from time to time designated by that party to the other party for the purpose of this Lease. The initial facsimile number, address and person (if any) so designated by each party are:

        LANDLORD                          TENANT
        --------                          ------

        Facsimile No:  447 4552           Facsimile No:  220 5197

        Attention:     Ms Tok Hwee Eng    Attention:     Mr Dennis Ang Bak Hwee

        Any party may change its facsimile number and/or address and/or person designated for the purposes hereof by written notice to the other. Any communication from one party to the other party shall be deemed to be received:

        (a)  if delivered by hand, on the date of receipt;

        (b) if sent by facsimile, at the time of confirmation of transmission, such communication to be followed by post to the address designated; and

        (c) if sent in Singapore to an address in Singapore by prepaid registered mail, on the date two (2) days after posting;

        whichever shall first occur and regardless whether such notice is returned undelivered.

16.2    Landlord's consent:  In any case where the Landlord's consent or
        ------------------
        approval is required, such consent or approval shall be obtained in writing before the act or event to which it applies is carried out or occurs. Such consent or approval may be withheld or given at the Landlord's absolute discretion or given subject to such terms and conditions as the Landlord acting reasonably deems fit.

16.3    Costs and expenses:  The Tenant agrees to pay the Landlord on a full
        ------------------
        indemnity basis:

        (a) all the Landlord's legal costs and fees, the stamp duty and all reasonable disbursements incurred in connection with the preparation and completion of this Lease (in duplicate);

        (b) all the Landlord's reasonable costs and expenses (including the reasonable costs of the Landlord's solicitors, architect, engineer or surveyor where applicable) incurred in preserving or enforcing any of the Landlord's rights under this Lease and incurred in connection with every application made by the Tenant for any consent or approval required under this Lease whether or not such consent or approval shall be granted or given.

16.4    No waiver:  Knowledge or acquiescence by the Landlord of any breach by
        ---------
        the Tenant shall not operate or be deemed to operate as a waiver of any of the Landlord's rights in respect of such breach. Any consent or waiver of the Landlord shall be effective only if given in writing and shall not be construed as a consent to or waiver of any other breach of the same or any other covenant, condition or obligation and shall not prejudice in any way the rights, powers and remedies of the Landlord.

16.5    Title:  The Landlord shall not be required to deduce its title to the
        -----
        Premises nor to reply to any requisitions on the title.

16.6    No lodging of caveat, registration or subdivision:  The Tenant shall
        -------------------------------------------------
        not, at any time before, during or after the Term, register this Lease nor lodge a caveat in respect of this Lease (or in respect of any option to renew pursuant to this Lease) at the Registry of Land Titles and Deeds, Singapore, nor shall the Tenant be entitled to require the Landlord to subdivide the Building or any part thereof or to do any act or thing which could result in the Landlord being required to subdivide the Building or any part thereof.

16.7    No representations:  The Landlord shall not be bound by any statements,
        ------------------
        representations or promises with respect to the Building, or in respect of the Premises, except as expressly set forth in this Lease. The agreement between the Landlord and the Tenant is set forth herein and shall in no way be modified by any statements, representations or promises made prior to the signing of this Lease. The Landlord does not expressly or impliedly warrant that the Premises are or will remain suitable or adequate for all or any of the purposes of the Tenant and all warranties (if any) as to suitability and adequacy of the Premises implied by law are hereby expressly negatived.

16.8    Severance:  The illegality, invalidity or unenforceability of any
        ---------
        provision of this Lease under the law of any jurisdiction shall not affect its legality validity or enforceability under the law of any other jurisdiction not the legality, validity of enforceability of any other provision.

16.9    Governing law and submission to jurisdiction:  This Lease shall be
        --------------------------------------------
        construed and governed by the laws of Singapore and the Tenant hereby irrevocably submit to the exclusive jurisdiction of the courts of Singapore with the Landlord reserving to itself the right to proceed under this Lease in the courts of any other country claiming or having jurisdiction in respect thereof. The service of any writ of summons or any legal process or arbitration notice in respect of any legal or arbitration or other action or proceedings under or in connection with this Lease may be affected on the Tenant by serving a copy of the writ of summons and statements of claim or other originating or legal process on the Tenant's registered address, (or such other agent and address in Singapore as may be notified in writing by the Tenant to the Landlord). The Tenant hereby agrees that such service shall be deemed good and valid service and to have been served personally on the Tenant in accordance with the requirements of law.

                                   SCHEDULE 1
                                   ----------

                            RIGHTS GRANTED TO TENANT
                            ------------------------

TOGETHER WITH (but to the exclusion of all other liberties, easements, rights or advantages) the rights during Operating Hours for the Tenant and others duly authorised by the Tenants:

1. of ingress to and egress from the Premises in over and along all the usual entrances, landings, lifts, lobbies and corridors leading thereto and otherwise to use the Common Area for all proper purposes in connection with the use and enjoyment of the Premises;

2. to use such toilet facilities in the Building as shall be designated from time to time in writing by the Landlord; and

3. to enjoy the benefit of the air-conditioning systems installed in the Building (subject to the obligation of the Tenant to connect the same to the air-conditioning distributing ducts installed or to be installed by the Tenant in the Premises), in common with the Landlord and all others so authorised by the Landlord or other occupiers of the Building and all other persons entitled thereto, and all such rights being only so far as is necessary for the use and enjoyment of the Premises for the Permitted Use and as the Landlord can lawfully grant.

                                   SCHEDULE 2
                                   ----------

                        RIGHTS RESERVED BY THE LANDLORD
                        -------------------------------

1.      Easements
        ---------
        The Landlord excepts and reserves unto itself the following:

        (a) the right to the free and uninterrupted passage and running of water, gas, sewage, electricity, air-conditioning services, telephone and other services or supplies from and to other parts of the Building in and through the Conducting Media and ancillary apparatus which now are or may at any time during the Term be in, on, under or over the Premises;

        (b) the right to erect scaffolding and/or protective barricades for any purpose with or related to the Building or to do any act or thing necessary for the safety and preservation of the Premises or the Building or any part thereof notwithstanding that the exercise of such rights may temporarily restrict the access to or use and enjoyment of the Premises;

        (c) the rights to light, air, support, protection, shelter and all other easements and rights now or after the date of this Lease belonging to or enjoyed by other parts of the Building;

        (d) the rights of ingress to and egress from the Premises which the Tenant is obliged to grant the Landlord, or for the Landlord to exercise any of the Landlord's rights, under this Lease;

        (e) the rights of ingress to and egress from the Premises, with or without tools and equipment, for the access to the cable racks in the Premises to effect or carry out any maintenance, repairs, alterations or additions or installation or other works which the Landlord may consider necessary or desirable; and

        (f) the right to shutdown with a minimum notice of seven (7) days to be given by the Landlord to the Tenant, except in the event of emergency, all or any of the mechanical and/or electrical plants in the Building for the purposes of upgrading, maintenance, repair, alterations or additions or other works which the Landlord may consider necessary or desirable.

2.      Power for Landlord to deal with adjoining property, Common Area and
        ------------------------------------------------------------------
        Building
        --------

2.1 The Landlord shall have the right at any time and from time to time, at its absolute discretion, and without the same constituting an actual or constructive eviction of Tenant, and without incurring any liability whatsoever to the Tenant therefor:

        (a) to improve, renovate or alter in any way whatsoever and prescribe, control and change the use, construction, size, configuration of or access to or any other aspect of any part or parts of the Building and Common Area (other than the Premises); and

        (b) to deal as it may think fit with other property belonging to the Landlord adjoining or nearby, and to alter or erect new structures within or adjoining the Building, in such manner as the Landlord shall think fit, whether or not such buildings shall affect or diminish the light or air which may now or at any time be enjoyed by the Tenant in respect of the Building, provided that reasonable means of access to and egress from the Premises are afforded without prejudice however to the rights of the Landlord under any other provision of this Lease.

2.2 Nothing contained in this Lease shall confer on the Tenant any right to enforce any covenant or agreement relating to any part of the Common Area and any other premises or any other parts of the Building leased or licensed by the Landlord to others or limit or affect the right of the Landlord to deal with the same, and impose and vary any terms and conditions in respect thereof, in any manner as the Landlord may think fit.

3.      Access to and Main Doors of the Building
        ----------------------------------------

3.1 The Landlord may its absolute discretion designate, and shall have full control over, any other means of access to the Building (in addition to the main doors).

3.2 The Landlord may in the case of any emergency, or if required by any competent authority, or other circumstances rendering such action advisable in the Landlord's opinion, prevent access to the whole or part of the Building for so long and in such manner as the Landlord deems necessary.

3.3 Notwithstanding anything herein contained, the Landlord shall have the right at all times to refuse access to the Building or part thereof or otherwise control such access in respect of any person whose presence might in the reasonable opinion of the Landlord be prejudicial to the safety, character, reputation and interests of the Building or part thereof or its tenants and occupiers thereof and their respective employees, agents and invitees.

4.      Name and Address of Building:  The Landlord shall have the right at all
        ----------------------------
        times without obtaining any consent from the Tenant, to change the name or number by which the Building or any part thereof (including but not limited to the Premises) is known.

5.      Rules and Regulations:  The Landlord and/or its managing agent as the
        ---------------------
        case may be, shall have the absolute right at any time and from time to time to suspend, or amend in any way the Rules and Regulations.

6.      Operating Hours:  The Landlord may at any time and from time to time
        ---------------
        prescribe or change the Operating Hours if the Landlord in its discretion considers such change to be in the best interests of the Building.

7.      Landlord's right to interest for late payments:  Without prejudice to
        ----------------------------------------------
        the other provisions of this Lease, if any sum payable by the Tenant to the Landlord under the provisions of this Lease is not paid within fourteen (14) days after its due date or after demand (if so payable), the Tenant shall pay to the Landlord interest on such overdue sum (as well after as before any judgment) at the rate of twelve per cent (12%) per annum calculated on the basis of actual days elapsed and a 360-day year, from the date on which such sum falls due for payment to the date when sum is received in cash by the Landlord or where payment is made by cheque, to the date when the cheque is cleared, and until such payment, such interest shall be recoverable by the Landlord as if it were rent payable hereunder.

8.      Removal of property after expiry or earlier determination of tenancy
        --------------------------------------------------------------------

8.1 If, after the expiry or earlier determination of this Lease, any property of the Tenant shall remain at the Premises and the Tenant shall fail to remove the same within fourteen (14) days after the Landlord serves a notice on the Tenant to do so then the Landlord may, as the agent of the Tenant, dispose of, as the Landlord thinks fit, or sell such property. If the Landlord is unable to lease, or otherwise deal with, the Premises for any period of time due to the Tenant's failure to remove its property, the Tenant shall be deemed to be holding over during such period and the additional Rent and Service Charge for such period of holding over pursuant to Clause 13 shall be paid by the Tenant within fourteen (14) days of demand by the Landlord. The Landlord shall apply the proceeds of sale of the Tenant's property, if any, after deducting the costs and expenses of removal, storage and sale reasonabily and property incurred by the Landlord, towards discharging any sum due from the Tenant to the Landlord under the provisions of this Lease, including the amount payable pursuant to Clause 13, and shall pay the balance thereof, if any, to the order of the Tenant.

8.2 The Tenant shall indemnify the Landlord against any and all liability incurred by the Landlord to any third party whose property shall have been sold by the Landlord in the bona fide belief (which shall be presumed unless the contrary be proved) that such property belonged to the Tenant and was liable to be dealt with as such pursuant to this Clause.

9.      Landlord's right to assign
        --------------------------

9.1 The Landlord shall be entitled to assign all its rights and interest in, under or arising out of this Lease.

9.2 Where the Landlord assigns its rights and interest in, under or arising out of this Lease (including the transfer of the Deposit), the Tenant shall be deemed to have consented to such assignment and shall accept any assignee of the Landlord as its new landlord and shall release the Landlord from all its obligations under the provisions of this Lease and in particular the obligation of the Landlord to refund the Deposit and any other sums pursuant to the terms of this Lease. Where required by the Landlord, the Tenant shall enter into and execute as a party thereto any agreement or deed entered into or to be entered into by the Landlord and its assignee, such agreement or deed to be prepared by and at the expense of the assignee, provided that no such agreement or deed shall increase the Tenant's obligations hereunder or deprive the Tenant of any rights hereunder.

                                   SCHEDULE 3
                                   ----------

                                     PART A
                                     ------

                               TENANT'S COVENANTS
                               ------------------

The Tenant covenants with the Landlord as follows:

1.      Rent and Service Charge:  The Tenant shall pay the Rent and the Service
        -----------------------
        Charge at the times and in the manner specified in Clause 4.

2.      Utilities and Telecommunication Services
        ----------------------------------------

2.1 The Tenant shall arrange for its licensed electrical contractors to apply to the Public Utilities Board ("PUB") and/or appropriate authority for the installation and testing of the PUB sub-meter and shall apply directly to the Singapore Telecommunications Ltd ("ST") or other appropriate authority for the installation of any telex, telephone and other telecommunications facilities. The Tenant shall pay all charges including any taxes now or in the future imposed in respect of the installation and supply of any equipment or appliance or telephone lines and services and water, gas, electricity and any other services supplied and metered separately to the Premises which shall be consumed or supplied on or to the Premises, to PUB, ST or other appropriate authority.

2.2 In the event that the PUB and/or other appropriate authority disapproves the installation of a PUB sub-meter, the Tenant shall at its own cost install a private meter which will be read by the Landlord for the supply of utilities consumed by the Tenant and the Tenant shall pay to the Landlord the actual cost of the supply thereof.

2.3 In the event of such water, gas, electricity and other services not being supplied and metered separately to the Premises, the Tenant shall pay to the Landlord a proportionate part of the cost of the supply thereof, such proportionate part to be calculated by the Landlord and notified to the Tenant by a statement from the Landlord in writing, such statement to be final, conclusive and binding on the Tenant as to the amount thereof.

3.      Property tax and goods and services tax
        ---------------------------------------

3.1 Property tax imposed or levied by the relevant government authority on the Premises, or on the Building (or any part thereof) and as may be apportioned by the Landlord or attributable to the Premises, in respect of the duration covered by the Term shall be paid as follows:

       (a) the Landlord shall pay property tax levied on or attributable to the Premises but such payment by the Landlord in respect of the Premises shall not exceed property tax calculated (i) on the basis of the annual Rent payable under this Lease and (ii) the property tax rate applicable on the first assessment of property tax;

        (b) in the event that any additional property tax is payable on account of (i) any increase in the annual value for the Premises which is in excees of the annual value calculated as aforesaid by reference to the annual Rent; and/or (ii) an increase in the property tax rate above the rate applicable on first assessment, such additional property tax shall be borne and paid by the Tenant to the Landlord on demand.

3.2 Objection to any assessment of annual value or imposition of property tax on the Premises in respect of the duration covered by the Term may be made only by the Landlord in its sole discretion.

3.3 The Tenant shall also pay and indemnify the Landlord against goods and services tax ("GST") or any tax of a similar nature that may be substituted for or in addition to it and chargeable in respect of Rent, Service Charge, Deposit and all sums paid or payable by the Tenant in connection with this Lease. The Tenant shall, unless the Landlord otherwise consents in writing, effect payment of GST together with payment of Rent, Service Charge, Deposit and sums paid or payable by the Tenant in accordance with this Lease or otherwise in such manner and within such period to comply with or to enable the Landlord to comply with any applicable laws or directives, and shall indemnify the Landlord against any penalties, costs and expenses incurred by the Landlord as a result of any breach by the Tenant of this provision.

3.4 The obligations of the Tenant under the provisions of this paragraph 3 shall continue to apply notwithstanding the expiry or earlier determination of the Term and regardless of whether any of the aforesaid taxes shall be assessed and/or payable to the relevant government authority before, during or after the Term.

4.      Insurance
        ---------

4.1 The Tenant shall, at its own cost and expense, at all times during the Term take out and keep in force in the joint names of the Landlord and the Tenant for their respective rights and interest (i) a comprehensive public liability insurance policy in an amount not less than Singapore Dollars Five Million Only (S$5,000,000.00), or in such higher amounts as the Landlord may from time to time reasonably prescribe, in respect of any one occurrance; (ii) insuramce against all risks and damage to all plate glass, fixtures, fittings, and installation at the Premises and all parts thereof which the Tenant is obliged under this Lease to keep in repair for such amount as the Landlord may approve, such approval not to be unreasonably withheld or delayed; and (iii) such other insurance for such risks and for such amounts as the Landlord may reasonably require.

4.2 All policies of insurace required to be affected by the Tenant shall be taken out with an insurance company approved by the Landlord and copies of such policies of insurance shall be produced and lodged with the Landlord such approval not to be unreasonably withheld or delayed by the Tenant without demand within thirty (30) days of the commencement of the Term and thirty (30) days of the renewal of such policies. On written demand at any time by the Landlord, the Tenant shall produce forthwith to the Landlord any policy of insurance which the Tenant is required to effect hereunder and the receipt for the last premium payable in respect of such policy.

4.3 The Tenant shall not do anything whereby any policy of insurance on or including the Premises taken out by the Landlord may become void or voidable or whereby the rate of premium thereon may be increased.

5.      Repair:  At all times the Tenant shall repair and keep the Premises and
        ------
        the Landlord's fixtures, fittings and installation (including but not limited to all flooring, plaster and other surface material on the walls and ceilings and the painting and varnishing of the windows and any glass and the Conducting Media within and serving the Premises) in good and tenantable repair and condition, fair wear and tear excepted, and to make good, repair, replace and reinstate any damage or breakage however caused of occurring in any part of the Premises and to the Landlord's fixtures, fittings and installations.

6.      Alterations
        -----------

6.1 The Tenant shall not affect any works, extensions, alterations or additions whatsoever to or affecting the interior or the exterior of the Premises without the prior written consent of the Landlord, such approval not to be unreasonably withheld or delayed. For the purpose of seeking the Landlord's consent hereunder, the Tenant shall submit to the Landlord all plans, specifications and details of proposed materials to be used for any proposed alterations and additions ("Proposed Plans").

6.2 The Landlord shall be entitled to engage its architect, engineer or other consultant(s) for the purpose of considering the Proposed Plans and for the purpose of supervising all works carried out by the Tenant, the fees and expenses of such architect, engineer and consultant(s) reasonably incurred in connection therewith shall be borne by the Tenant and forthwith paid by the Tenant to the Landlord on written demand. If the Tenant fails to make payment within fourteen (14) days from the date of demand, the Landlord may effect payment of the same and all expenses so incurred by the Landlord together with interest at the same stipulated in paragraph 7 of Schedule 2, calculated from the date of expenditure until the date they are paid by the Tenant to the Landlord, shall be recoverable from the Tenant as if they were rent in arrears.

6.3     All alterations and additions to the Premises shall only be carried out:

        (a) in the case of any mechanical and electrical engineering works, by a specialist contractor appointed by the Tenant and approved by the Landlord; and

        (b) in all other cases, by a contractor appointed by the Tenant and approved by the Landlord, such approval not to be unreasonably withheld or delayed.

6.4 No contractor, architect, engineer or other consultant, approved or or appointed by the Landlord for any purpose related to the Premises shall in any way be deemed to be the agent or employee of the Landlord, and the Landlord shall not in any way be liable nor responsible for any act, omission, default, misconduct or negligence of such contractor, architect, engineer, or consultant.

6.5 The Tenant shall apply for and obtain at its own cost and expenses all planning and other licenses, permits and consents necessary or required under law or the Rules and Regulations for its alterations and additions and shall carry out and complete all alterations and additions to the Premises in accordance with the Proposed Plans as approved by the Landlord, in a good and workmanlike manner and in compliance with the reasonable requirements of the Landlord's architect.

6.6 The Landlord agrees that the Tenant may install and maintain a card entry system at its own cost and expense to the Premises.

7.      Notices
        -------

7.1 The Tenant shall immediately give written notice to the Landlord of any damage to or at the Premises and of other accidents or damage caused to any Conducting Media, or any fittings or fixtures or installations serving or within the Premises provided by the Landlord or of any circumstances which are likely to be hazardous to or jeopardise the safety of any person or property.

7.2 The Tenant shall immediately give written notice to the Landlord of any notice received by the Tenant from any government or public or statutory authority relating to or affecting the Premises of the Tenant's business thereon.

8.      to permit the Landlord to inspect:  The Tenant shall permit the Landlord
        ---------------------------------
        and its servants or agents at all reasonable times and by prior appointment to enter into, inspect and view the Premises and examine their condition and also to take a schedule of fixtures, fittings and installations at the Premises. Upon notice by the Landlord, the Tenant shall repair and make good in proper and workmanlike manner all damage or defects which the Tenant is liable for under this Lease within such reasonable period as may be stipulated by the Landlord and to the reasonable satisfaction of the Landlord. In case of default by the Tenant the Landlord may, but is not obliged to exercise its rights and powers under Clause 11.2.

9.      to grant the Landlord right of access to the Premises
        -----------------------------------------------------

9.1 Subject and without prejudice to paragraph 9.3, the Tenant shall permit the Landlord, and the agents, workmen and others employed by the Landlord or by any government or statutory authority or by the other tenants or occupiers of the Building, with or without tools and equipment, at all reasonable times, after giving to the Tenant prior notice to enter upon the Premises:

        (a) to effect or carry out any installation, maintenance, repairs, alterations or additions or other works which the Landlord may consider necessary or desirable in respect of any Conducting Media, the Services or any part of the Premises of Buidling or the water, electrical, air-conditioning and other facilities and services of the Premises or Building; or

        (b) for the purpose of exercising any of the powers and authorities of the Landlord under this Lease; or

        (c) to comply with any obligation of repair, maintenance or management affecting the Premises or the Building; or

        (d) to exhibit the Premises to prospective buyers or within ninety (90) days of the expiration of the Term or Renewed Terms as applicable, to tenants or any other party the Landlord authorises for the purpose of any sale, lease or tenancy, or the valuation, of the Premises, and during the period of ninety (90) days prior to the expiration or earlier determination of the Term of this Lease, unless the Tenant shall have duly exercised its option (if any) to renew the Lease herein, the Landlord may post any "To Let" or "To Lease" sign upon the Premises; or

        (e) to ascertain the Tenant's compliance with the current security measures on fire and safety regulations as prescribed from time to time by the Landlord or the fire or other competent authority.

9.2 The Tenant's obligations under this Lease shall not be affected by any of the works specified in this paragraph 9 and the Landlord shall not be liable for any inconvenience, disturbance, loss of business or any other nuisance arising from such works.

9.3 The Tenant shall permit the Landlord, and his respective agents and/or workmen free access into the Premises at all times in any case that the Landlord reasonably considers an emergency.

9.4 The Landlord shall be allowed to take any tools, equipment and materials into and upon the Premises as may be required without the same constituting an eviction of the Tenant in whole or in part.

 10.    Yield up in repair at the end of the Term
        -----------------------------------------

10.1 On the expiry or earlier determination of the Term (unless renewed pursuant to the exercise of the option to renew, if any) the Tenant shall at its cost and expense:

        (a) quietly and peaceably yield up the Premises with the fixtures, fittings and installations (other than that belonging to the Tenant), unless required by the Landlord to be removed, in good and substantial and tenantable repair and condition (fair wear and tear excepted) together with all locks, fastenings and keys to the Premises complete (irrespective of whether the same have been supplied by the Landlord) and, if so required by the Landlord, shall remove all letterings, marks, signs, internal partitions, fixtures, fittings, equipment, furniture and installations, as are specified by the Landlord, from the Premises and reinstate the Premises and/or the Building and/or the Common Area, in particular but not limited to the all air-conditioning installations, sprinkler systems and other electrical installations, ceiling, floors, walls, doors and windows, to their original state and condition, fair wear and tear excepted; and

        (b) make good to the reasonable satisfaction of the Landlord all damage to the Premises and the Building resulting from the removal of the Tenant's belongings, reinstatement or redecoration of the Premises.

10.2 If on the expiry or earlier determination of the Term, the Tenant has failed to comply with the above provisions, the Landlord may effect the same at the Tenant's cost and expense. The Tenant shall be deemed to be holding over for the period during which the works are affected by the Landlord. All costs and expenses reasonably incurred by the Landlord, together with the additional Rent and Service Charge pursuant to Clause 13 for the period of holding over by the Tenant, shall be paid by the Tenant within fourteen (14) days of demand by the Landlord.

11.     Loading And Electrical Installation
        -----------------------------------

11. The Tenant shall not bring into the Building any machinery, equipment, goods or object which, in the absolute opinion of the Landlord, will or is likely to cause any structural or any other strain or damage to any part of the Building. Without limiting the foregoing, the Tenant shall not load or permit or suffer to be loaded on any part of the floors of the Building or the Premises to a weight greater than 5 KN/m2 (or such other weight as may be prescribed by the Landlord as being applicable to the Premises) without the prior written consent of the Landlord and in any case shall comply with the directions and requirements of the Landlord, such consent not to be unreasonably withheld or delayed in respect of the load distribution and positioning of all heavy equipment and articles in the Premises. The Tenant shall make good and indemnify the Landlord in respect of any damage to the Premises and Building caused by the bringing in of any safe, items of machinery, plant, equipment or goods.

11.2 The Tenant shall not use any equipment or device which will cause an overload on the electrical supply to the Premises, such supply as may be prescribed by the Landlord or otherwise agreed in writing between the Landlord and the Tenant or in any way overload any Conducting Media in or serving the Premises or any part of the Building.

12.     Rules and Regulations:  The Tenant shall itself and shall procure the
        ---------------------
        Tenant's Occupiers to observe and perform or cause to be observed and performed the Rules and Regulations.

13.     Advertisements and signs
        ------------------------

13.1 The Tenant shall not place or display on the exterior of the Premises or on the windows or inside the Premises so as to be visible from the exterior of the Premises any name, writing, notice, sign, illuminated sign, display of lights, placard, poster, sticker or advertisement other than the name of the Tenant on the entrance doors of the Premises in a style and manner approved by the Landlord, such approval not to be unreasonably withheld.

13.2 If any name, writing, notice, sign, placard, poster, sticker or advertisement shall be placed or displayed in breach of these provisions, the Tenant shall on being directed to do so by the Landlord remove such name, writing, notice, sign, placard, poster, sticker or advertisement within a reasonable period and, in the event of failing to do so, the Landlord may carry out such removal and the Tenant shall pay to the Landlord on demand of the reasonable expenses of so doing.

13.3 The Landlord shall be entitled to determine the hours of illumination of any signs or objects in accordance with the such hours as from time to time reasonably prescribed by the Landlord.

14.     Compliance with statutes etc:  Except where such liability may be
        ----------------------------
        expressed within the Landlord's covenants contained in this Lease, the Tenant shall comply in all respects with the provisions of all statutes and regulations for the time being in force and requirements of any competent authority relating to the occupation and use by the Tenant of the Premises and the conduct of the Tenant's business and anything done in or upon the Premises by the Tenant and shall indemnify the Landlord against all actions, proceedings, claims or demands which may be brought or made by reason of such statutes, regulations or requirements or any default in compliance with them.

15.     Indemnity by Tenant:  Tenant shall occupy, use and keep the Premises
        -------------------
        at the Tenant's sole risk and responsibility and shall indemnify and keep indemnified the Landlord from and against:

        (a) all claims, demands, write, summonses, actions, suits, proceedings, judgements, orders, decrees, damages, costs, losses and expenses of any nature whatsoever which the Landlord may suffer or incur in connection with loss of life, personal injury and/or damage to properly arising from or out of any occurrences in, upon or at the Premises or the use of the Premises or any part thereof by the Tenant or by any of the Tenant's Occupiers; and

        (b) all loss and damage to the Premises and any other premises or any other part of the Building and to all property therein and all loss of life and personal injury caused directly or indirectly by the Tenant or the Tenant's Occupiers and in particular but without limiting the generality of the foregoing caused directly or indirectly by the use or misuse, or waste or abuse, of water, gas or electricity of faulty fittings or fixtures.

16.     Assignment and subletting
        -------------------------

16.1 Except as provided in paragraph 16.2 below, the Tenant shall not transfer, assign, sublet, license, part with or share possession or occupation of, or grant to third parties any rights over, the whole or any part of the Premises without the prior written consent of the Landlord, such consent not to be unreasonably withheld or delayed. Provided always that the usage of the Premises by such third parties is similar to the Permitted Use.

16.2 The Landlord herby agrees that the Tenant may without the consent of the Landlord assign or sub-let the Premises to any affiliate, subsidiary or parent company or any entity resulting through a merger of acquisition, save that prior written notice is given to the Landlord of such assignment or sub-letting.

16.3. A consent granted by the Landlord under paragraph 16.1 shall not constitute a waiver of the requirement for the Landlord's consent to any subsequent transfer, assignment, subletting, licensing, grant of possession, mortgage or encumbrance of this Lease or the Premises or any part thereof.

17.     Name of Tenant:  The Tenant shall not without the prior written
        --------------
        consent of the Landlord use the name of the Landlord or the Building, or any derivative name sounding similar thereto, as part of its trade or business name or as a trade mark or service mark or for any purpose.

                                     PART B
                                     ------

                             RULES AND REGULATIONS
                             ---------------------

The Tenant covenants with the Landlord to observe and comply with the following Rules and Regulations, as the same may be suspended, deleted, expanded or otherwise amended and updated in any way from time to time:

1.      Obnoxious or inflammable substances:  The Tenant shall not erect nor
        -----------------------------------
        install any machinery or object which causes noise, fumes or vibration which can be heard, smelt or felt outside the Premises and shall not store in the Premises any patrol or other inflammable, explosive or combustible substance.

2.      Illegal or immoral purposes:  The Tenant shall not use the Premises
        ---------------------------
        for any noxious, noisy or offensive trade or business nor for gambling nor betting nor any illegal or immoral act or purpose.

3.      Sales, auction, exhibition or public meeting and Music:  The Tenant
        ------------------------------------------------------
        shall not hold any sales by auction nor any exhibition, public meeting or public entertainment at the Premises. The Tenant shall not permit any music to be played or performed in the Premises so that it can be heard outside the Premises.

4.      Pests and Livestock:  The Tenant shall keep  the Premises free of
        -------------------
        pests, rodents, vermin and shall not permit livestock of any kind to be kept at the Premises and shall, if necessary, employ at the Tenant's cost and expense, pest exterminators to treat and/or prevent any such infestation.

5.      Incense:  The Tenant shall not burn any incense or joss sticks or
        -------
        permit any unusual or offensive odours to be produced upon or to permeate from the Premises.

6.      Residential Purpose and Cooking:  The Tenant shall not allow any
        -------------------------------
        person to sleep in nor to cook at the Premises nor to use the Premises for residential purposes.

7.      Cleanliness:  The Tenant shall keep the Premises and every part
        -----------
        thereof clean and hygienic and all pipes, drains, basins, sinks and water-closets in the Premises clean and unblocked. The Tenant shall employ the Landlord's contractor engaged for cleaning the Building to carry out the cleaning work in and about the Premises provided that such employment shall be at the sole expense, risk and responsibility of the Tenant.

8.      Infectious diseases:  In the event of the Tenant becoming aware of or
        -------------------
        suspects any infectious illness set out in the Infectious Diseases Act, Cap 137, occurring at the Premises the Tenant shall give notice thereof to the Landlord and the proper authorities and at its cost and expense shall fumigate and disinfect the Premises and shall comply with the reasonable and lawful requirements in respect of the same.

9.      Annoyance or nuisance:  The Tenant shall not do anything which may be
        ---------------------
        or may become a nuisance, annoyance, disturbance, an inconvenience or may cause damage to the Landlord or any owners, tenants, licensees and occupiers of, or any person lawfully in the Building.

10.     Aerials, masts and antenna:  The Tenant shall not erect display affix
        --------------------------
        or exhibit on or to any part of the Premises visible to the Common Area any light, flag, notice, pole mast, wire radio or television aerial or antenna or any loudspeaker or similar devices at the Premises without the prior written consent of Landlord, such consent not to be unreasonably withheld or delayed and provided always that the Tenant shall at its own cost obtain all necessary approvals from the competent authorities. Any consent given may at any time be withdrawn as the Landlord may determine having regard to interferences or possible interferences with the Landlord's telecommunication system and to the interest of the Building as a whole and/or the interest of other tenant's occupiers and persons lawfully therein and the removal of such aerials masts and antenna will be at the costs and expense of the Tenant.

11.     Fire and Alarm systems
        ----------------------

11.1 The reasonable Tenant shall permit the duly authorised agents or employees of Landlord at any reasonable time by prior appointment to service and maintain any fire or alarm systems of the Premises or the Building

11.2 The Tenant shall not install nor maintain any fire or security system at the Premises without the prior written approval of the Landlord or which may interfere with any fire or alarm system installed or maintained by the Landlord for the Premises or Building.

11.3 In the event that the relevant competent authorities require the Tenant to install a sprinkler system, the Tenant shall apply for and obtain at its own cost and expense all licences, approval and consents for the installation and use of a dry sprinkler systems.

11.4 The Tenant shall install and maintain the sprinkler system (whether wet or dry sprinkler system) at their own cost and expense. Provided always that the Tenant shall waterproof the floor of the Premises with reasonable drainage system to the satisfaction of the Landlord against flooding or likewise to the adjoining floors or neighbours in the Building.

12.     Loading And Electrical And Other Installations
        ----------------------------------------------

12.1 The Tenant shall not load nor use the floors, walls, ceiling or structure of the Premises except in compliance with such loading limits prescribed by and other reasonable directions of the Landlord.

12.2 Before any machinery safe or furniture is moved into or out of the Premises due notice must be given to the Landlord by the Tenant and the moving of the same must be done under the supervision of a person nominated by the Landlord and at a reasonable time approved by the Landlord or its managing agent and at no other time.

12.3 The Tenant shall not overload the Conducting Media in or serving the Premises and/or the Building. Without limiting the foregoing, the Tenant shall not without the prior written consent of the Landlord, such consent not to be unreasonably withheld or delayed install or use any air-conditioning or cooling devices or any other electrical devices or equipment in the Premises except those which are provided in the Building or are shown on the plans approved by the Landlord. The Tenant shall not do nor omit to do anything which obstructs or interferes with or which imposes an additional loading on any ventilation, air-conditioning or other plant or machinery serving or electrical supply to the Premises and Building.

13.     Avoidance of Landlord's Insurance Policies:  The Tenant shall not do
        ------------------------------------------
        anything whereby any policy of insurance on the Building, including or in any way relating to the Premises, taken out by the Landlord may become void or voidable or whereby the rate of premium thereon or on the remainder of the Building may be increased. The Tenant shall within fourteen (14) days of demand reimburse the Landlord of all sums paid by way of incresed premiums and all expenses incurred by the Landlord as a result of a breach of non-observance by the Tenant of this covenant. The Landlord will on request of Tenant provide relevant details of the policy to enable Tenant to comply with the provisions of this paragraph. The Tenant shall provide one or more efficient fire extinguishers of a type approved by the Landlord and to take such other precautions against fire as may be deemed necessary by the Landlord or its insurers.

14.     Vendors:  The Tenant shall not without the prior written consent of the
        -------
        Landlord permit the vendors of food or drink or the servants or agents of such vendors to bring to the Premises or the Building food or drink for consumption by the occupiers or others in the Premises save and except in the case of the contractor who has been given the right by the Landlord to provide a food and drink service for the occupiers of the Building.

15.     Building Exterior, Windows And Security
        ---------------------------------------

15.1 The Tenant shall ensure that the decor and design of the exterior of the Premises and the interior of the Premises which is visible from the outside (including all blinds, shades, awnings, window ventilators and other fittings and fixtures) shall conform to the reasonable requirements and standards of the Landlord as to design quality and appearance. The Tenant shall not make any changes to such external and internal parts without the prior written consent of the Landlord, such consent not to be unreasonably withheld or delayed and shall remove any object or fitting or fixture which in the absolute opinion of the Landlord is incongruous with or may detract from the general appearance of the Building.

15.2 The Tenant shall keed the windows of the Premises closed at all times and shall take such steps as may be necessary to prevent air leakages and excessive infiltration of air from outside the Building into the Premises and shall not do any act or thing whereby the working of the air circulating plant in the Building shall be affected.

15.3 The Tenant shall ensure that all doors of the Premises are safely and properly locked and secured when the Premises are not occupied and shall use its best endeavours to protect and keep the Premises and any property contained therein from theft or robbery. The Landlord reserves the right by its agent caretaker employees servants and workmen to enter and fasten the same if left insecurely fastened. The Landlord will provide keys for locks on doors or other openings of the Premises and the Tenant will return to the Landlord on the determination of the tenancy all such keys and shall not permit the same at any time to come into the possession or control of any person other than the Tenant its servants or agents and others duly authorised by the Tenant.

16.     Obstruction
        -----------

16.1 The Tenant shall not cover nor obstruct nor permit to be covered or obstructed in any manner (other than in compliance with paragraph (15)) the windows, sky-lights or ventilating shafts or air inlets or outlets which reflect or admit light or enable air to flow into or out of the Premises or any part of the Building.

16.2 The Tenant shall not in any way obstruct nor permit the obstruction of any Common Area and in particular shall nor permit any bicycles, motor cycles or scooters, trolleys and other vehicles for transportation to be parked nor permit the stocking or storage or littering of any goods or garbage in any Common Area (other than at the proper lots and areas designated by the Landlord for the parking of vehicles, the loading and unloading of goods and the storage or disposal of garbage).

17.     Use of conveniences:  The Tenant shall not throw nor place nor permit
        -------------------
        to be thrown or placed in the lift shafts, water-closets or other conveniences in the Building any rubbish or waste or any other materials, and the Tenant shall on demand pay to the Landlord the reasonable costs of repairing any damage or renewal of such rubbish or waste or other materials to such lift shafts, water-closets or other conveniences arising therefrom.

18.     Use of lift
        -----------

18.1 The Tenant shall ensure that only small and light article such as brief-cases, attache cases and handbags are placed into or transported by the passenger lift.

18.2 The Tenant shall not have use of the hoist lift in the Building for access to and/or from the Premises.

19.     Carparks, Temporary parking and Loading bays
        --------------------------------------------

19.1 The Tenant shall use the carparks in the Building lawfully and in compliance with all rules and regulations prescribed in respect of the same by the Landlord. Subject to the aforesaid, the Landlord will allot one (1) season carpark lots ("the carpark lots") to the Tenant and the Tenant shall pay carpark charges (including all taxes) as may be levied or revised from time to time by the Landlord for the use of the carparks, and such sums shall be payable as additional rent. PROVIDED HOWEVER THAT if, at any time during the Term or a Renewed Term, the Landlord may in its absolute discretion vary the number of the carpark lots or withdraw the carpark lots or any of them if the Landlord ceases to have the right or authority to allot such season carpark lots or if such all allotment shall be in breach of any government or statutory or Rules and Regulations or any contractual obligation of the Landlord or if the Landlord requires the carpark lots for any purposes whatsoever.

19.2 The Tenant shall not load nor unload any objects (including but not limited to furniture, merchandise, machinery and equipment) except at the loading and unloading bays or areas designated by the Landlord and so as not to cause congestion nor inconvenience to any other user and at all times shall comply with the reasonable directions of the Landlord's employees or agents in respect of the use of the same.

20.     Soliciting:  The Tenant shall not solicit business, display or
        ----------
        distribute advertising material in the carparks or any Common Area or use the same for business or commercial purposes except in such manner and under such conditions as may be approved from time to time by the Landlord.

21.     Landlord's Housekeeping Rules
        -----------------------------

21.1 The Tenant shall itself and shall procure the Tenant's Occupiers to observe and perform or cause to be observed and performed the Landlord's Housekeeping Rules annexed hereto as Annexure B or such other rules and regulations as the Landlord may make or amend or change from time to time.

21.2 The Tenant shall participate in the Housekeeping Committee established under the Housekeeping Rules by providing that one (1) representative of the Tenant shall sit on the Housekeeping Committee.

22.     Fire Drills
        -----------
        The Tenant shall itself and shall procure the Tenant's Occupiers to participate in any fire drills conducted by the Landlord or any other competent authorities.

                                   SCHEDULE 4
                                   ----------

                              LANDLORD'S COVENANTS
                              --------------------

        The Landlord hereby covenants with the Tenant as follows:

1.      Quiet enjoyment:  That the Tenant paying the Rent and Service Charge and
        ---------------
        performing the Tenant's covenants reserved by and contained in this Lease may lawfully and peaceably hold and enjoy the Promises throughout the Term without any interruption by the Landlord or by any person lawfully claiming through, under or in trust for the Landlord.

2.      Property tax:  To pay the property tax rate assessment impositions
        ------------
        levied or charged upon the Premises and the Building except such as are herein stated to be paid by the Tenant.

3.      Management of the Building:  Subject always to the provisions of Clause
        --------------------------
        10 to provide the following services (collectively called the "Services");.

        (a) to keep the roof, foundations, load bearing walls and beams and all external walls of the Building and the Common Area, and the Conducting Media in or serving the Common Area, in good and tenantable condition and repair (fair wear and tear excepted);

        (b) to insure and keep insured the Building (excluding fittings and fixtures installed by the Tenant and any other parts of the Premises which the Tenant is obliged in this Lease to insure) against damaged by fire and such other risks as the Landlord may deem fit; and

        (c)  to provide:-

        (i) air-conditioning services during the Operating Hours Provided Always that air-conditioning services may at the request of the Tenant be extended by the Landlord (but without any obligation so to do) beyond the Operating Hours and in such an event the Tenant shall bear and pay to the Landlord on demand the costs expenses for such extension;

        (ii)  passenger lift service during the operating hours;

        (iii) electricity for the lighting of the passages, corridors, staircases, escalators, lifts, and water closets of the Common Area and water for the water closets during the Operating Hours; and

        (iv) security of the Building in such manner to be decided by the Landlord for twenty (24 ) hours of each day (but not so as to render the Landlord liable for any loss or damage sustained by the Tenants or the Tenant's occupier through the neglect, default, failure, negligence or misconduct of the security guard(s) and/or security system as the case may be) and such additional security facilities as may be required having regard to the Tenant's Permitted Use of the Premises, such additional security facilities shall be borne by the Tenant.

                                   ANNEXURE A
                                   ----------

                              PLAN OF THE PREMISES
                              --------------------


                                  [FLOORPLAN]


                               SIXTH STOREY PLAN

                              CITY SOUTH EXCHANGE
                              -------------------

                                   ANNEXURE B
                                   ----------

                          LANDLORD'S HOUSEKEEPING RULES
                          -----------------------------

The Tenant and/or the Tenant's Occupiers, as the case may be, shall adhere, abide and comply with the following:-

1. To carry out a joint fire safety inspection with the Landlord immediately after the Tenant's occupation of the Premises.

2. To allow the Housekeeping Committee members of the Landlord to inspect the Premises within office hours on reasonable notice being given to the Tenant and to comply with all recommendations made.

3 Display the Identification Card prominently at all times when in the Premises/Building.

4. Ensure that visitors of the Tenant are at all times accompanied by the Tenant where such visitors are on or remain in the Premises/Building.

5. Ensure that visitors of the Tenants are met by the Tenant at the Security Guard post.

6. Not to smoke within the exchange areas or such other areas of the Building designated as "No Smoking" areas or where "No Smoking" sign is displayed.

7. Not to bring in personal electrical or electronic appliances, equipment or apparatus.

8.      Not to gamble in any form whatsover whilst in the Premises at all times.

9. Ensure that only persons authorized by the Tenant be allowed to enter or remain in the Premises/Building.

10. Not to remain in the Premises after normal office hours without authorization from the Landlord.

11. Ensure that all vehicles (including bicycles) must be parked at designated parking lots or at areas designated for parking.

12. Ensure that all contractors keep the Station Manager or Principal Housekeeper of the Landlord informed by prior written notice at all times of any work which such contractors would be carrying and/or are being carried out.

13. Ensure that all Hot Works of the Tenant be carried out under the supervision of a qualified competent supervisor in the relevant trade when such Hot Works are being carried out or in progress.

14. Ensure that all workers of the Tenant be confined or restricted to only their designated work place whilst on the Premises.

15.     Not to sleep on or bring food to eat at the Premises.

16.     Ensure that all rubbish be cleared promptly and on a daily basis.

17. Not to touch, handle or in any way deal with the Landlord's telecommunication equipment and cables found on the Premises or Building whether in operation or otherwise.

IN WITNESS WHEREOF the parties have executed into this Lease the day and year first above written.

Landlord
--------


Signed by for and on behalf of      )
SINGAPORE TELECOMUNICATIONS         )
LIMITED in the presence of:-        )



Tenant
------


Signed by for and on behalf of      )
FOUR MEDIA COMPANY ASIA PTE LTD     )  /s/ Robert Walston
in the presence of:-                )



/s/ Karen Zortman

            DATED THIS________________DAY OF_________________199___



                                    Between

                      SINGAPORE TELECOMMUNICATIONS LIMITED

                                                     ... Landlord


                                      And

                        FOUR MEDIA COMPANY ASIA PTE LTD

                                                     ... Tenant


                 ..............................................

                                   L E A S E
                                    (STUDIO)

                 ..............................................




                              HELEN YEO & PARTNERS
                             ADVOCATES & SOLICITORS
                                11 COLLYER QUAY
                               #12-01 THE ARCADE
                                 SINGAPORE 0104
                               FCL/ALSY/CITYSOUTH

                                C O N T E N T S
                                ---------------


CLAUSE    HEADING                                                    PAGE
------    -------                                                    ----

1.        INTERPRETATION

2.        THE DEMISE

3.        TERM OF THE LEASE

4.        RENT AND SERVICE CHARGE
4.1       Rent
4.2       Service Charge
4.3       Payment

5.        DEPOSIT

6.        MODE OF PAYMENT

7.        PERMITTED USE OF THE PREMISES

8.        FITTING OUT AND RENOVATION

9.        TENANT'S COVENANTS

10.       LANDLORD'S COVENANTS

11.       LANDLORD NOT LIABLE

12.       TERMINATION
12.1      Proviso for re-entry
12.2      Landlord's rights to rectify breach etc

13.       DESTRUCTION

14.       HOLDING OVER

15.       OPTION TO RENEW

16.       TRANSFER TO MANAGEMENT CORPORATION

17.       MISCELLANEOUS
17.1      Notices
17.2      Landlord's consent
17.3      Costs and expenses
17.4      No waiver
17.5      Title
17.6      No lodging of Caveat, Registration or Subdivision
17.7      No representations
17.8      Severance
17.9      Governing law and submission to jurisdiction
                                      ii.

CLAUSE    HEADING                                                    PAGE
------    -------                                                    ----

          SCHEDULE 1
          -  RIGHTS GRANTED TO TENANT

          SCHEDULE 2
          -  RIGHTS RESERVED BY THE LANDLORD
             1.    Easements
             2. Power for Landlord to deal with adjoining property and the Common Area
             3.    Access to and Main Doors of the Building
             4.    Name and Address of Building
             5.    Rules and Regulations
             6.    Landlord's rights to interest for late
                   payments
             7. Removal of property after expiry or earlier determination of tenancy
             8.    Landlord's right to assign

          SCHEDULE 3
          -  COST OF SERVICES

          SCHEDULE 4
          -  PART A
             -     TENANT'S COVENANTS
             1.    Rent and Service Charge
             2.    Utilities and Telecommunication Services
             3.    Property tax and goods and services tax
             4.    Insurance
             5.    Repair
             6.    Alterations
             7.    Notices
             8.    To permit the Landlord to inspect
             9. To grant the Landlord right of access to the Premises
             10.   Yield up in repair at the end of the Term
             11.   Loading And Electrical Installation
             12.   Rules and Regulations
             13.   Advertisements and signs
             14.   Compliance with statutes etc
             15.   Indemnity by Tenant
             16.   Assignment and subletting
             17.   Name of Tenant
                                     iii.

CLAUSE    HEADING                                                    PAGE
------    -------                                                    ----

          -  PART B
             -     RULES AND REGULATIONS OF THE BUILDING
             1.    Obnoxious or inflammable substances
             2.    Illegal or immoral purpose
             3.    Sales, auction, exhibition or public
                   meeting and Music
             4.    Pest And Livestock
             5.    Incense
             6.    Residential Purpose And Cooking
             7.    Cleanliness
             8.    Infectious diseases
             9.    Annoyance or nuisance
             10.   Aerials, masts and antenna
             11.   Fire And Alarm systems
             12.   Loading And Electrical And Other Installations
             13.   Avoidance of Landlord's insurance policies
             14.   Vendors
             15.   Building Exterior, Windows And Security
             16.   Obstruction
             17.   Use of convenience
             18.   Use of lift
             19.   Carparks, Temporary parking and Loading bays
             20.   Soliciting
             21.   Landlord's Housekeeping Rules
             22.   Fire Drills

          SCHEDULE 5
          -  LANDLORD'S COVENANTS
             1.    Quiet enjoyment
             2.    Property tax
             3.    Management of the Building

          ANNEXURE A
          -  PLAN OF THE PREMISES

          ANNEXURE B
          -  LANDLORD'S HOUSEKEEPING RULES

        THIS LEASE is made the       day of         1994 Between:-

(1) SINGAPORE TELECOMUNICATIONS LIMITED, a company incorporated in Singapore and having its registered office at 31 Exeter Road, Comcentre, Singapore 0923 (the "Landlord"); and

(2) FOUR MEDIA COMPANY ASIA PTE LTD, a company incorporated in Singapore and having its registered office at 30 Choon Guan Street, Singapore.

WHEREBY IT IS AGREED as follows:-

1.      INTERPRETATION
        --------------

1.1 In this Lease the following words and expressions shall, unless the context otherwise requires, have the following meanings:-

        "Air-Conditioning Plant" means and shall include a chiller, two (2) pumps, cooling tower, two (2) air-handling units of 32 tons each and two (2) air-handling units of 50 tons each;

        "Building" means the building situate at 30 Choon Guan Street and known as City South Exchange;

        "Common Area" means all parts of and all facilities and fixtures and fittings in the Building used or intended for or capable of being used or enjoyed in common by all the occupiers of the Building including, without limitation, (i) all passageways, staircases, lifts and escalators (if any); (ii) all refuse chutes, drains, sewers, pipes, wires, cables, and ducts; and (iii) all driveways, carparks and open spaces except for all toilet and shower facilities on the 4th storey of the Building;

        "Conducting Media" means drains, sewers, conduits, flues, gutters, gullies, channels, ducts, shafts, watercourses, fire sprinklers, pipes, cables, cable racks, wires and mains or any of them;

        "Deposit" means the sum deposited by the Tenant with the Landlord pursuant to Clause 5;

        "Landlord" includes its successors, assigns and all persons entitled to the reversion immediately expectant upon the determination of this Lease;

        "Lease" includes any instruments supplemental to this Lease and any amendments or variations to this Lease agreed in writing between the Landlord and Tenant;

        "Management Corporation" means a management corporation of the Building established under the Land Titles (Strata) Act, Chapter 158;

        "month" means a calendar month;

        "Operating Hours" means twenty-four (24) hours of each day seven (7) days each week.

        "Payment Date" means the date as defined in Clause 4.3;

        "Permitted Use" means the use of the Premises as a studio and in particular for and not restricted to the provision of services for audio production, audio post production, video production, video post production, graphics, compositing, network presentation and network origination, standards conversion, duplication and other related services that the Tenant may provide to the broadcast and entertainment production industry, subject to the written approval of the competant authorities and/or the Landlord, such approval not to be unreasonably withheld;

        "Premises" means the premises on the 4th floor of the Building containing a floor area of 17,513 square feet, which, for identification only, is delineated in red in the plan annexed in this Lease as Annexure A;

        "Rent" means the rent referred to in clause 4.1;

        "Rules and Regulations" means the rules and regulations of the Building and any part thereof as prescribed by the Landlord, as set out in Part B of Schedule 4 and which may be suspended, deleted, expanded or otherwise amended or updated in any way from time to time;

        "Services" means the services to be provided by the Landlord as defined in paragraph 3 of Schedule 5;

        "Tenant" includes, if the Tenant is an individual, his personal representatives and permitted assigns, or if the Tenant is a company, its successors in title and permitted assigns;

        "Tenant's Occupiers" means the Tenant's servants, agents, independent contractors, licensees, sub-tenants (if consented to by the Landlord), invitees, customers and any person claiming rights to use, enjoy, visit or be at the Premises expressly or by implication with the Tenant's consent or authority;

        "Term" means the term granted by this Lease pursuant to Clause 3; and

        "year" means a calendar year.

1.2 In any case where the Tenant is placed under a restriction by reason of the covenants and conditions contained in this Lease, the restriction shall be deemed to include the obligation on the Tenant not to permit or allow the infringement of the restriction by any of the Tenant's Occupiers.

1.3 Where the context so admits, words in this Lease importing the singular meaning shall include the plural meaning and vice versa, words for the masculine gender shall include the feminine and neuter gender and vice versa and words denoting natural persons shall include corporation and firms and all such words shall be construed interchangeably in that manner.

1.4 References in this Lease to any statutes or statutory instruments shall include and refer to any statutes or statutory instrument amending, consolidating or replacing them respectively from time to time and for the time being in force.

2.      THE DEMISE
        ----------

        In consideration of the Rent and Service Charge and the covenants reserved by and contained in this Lease, the Landlord HEREBY DEMISES to the Tenant ALL the Premises TOGETHER WITH the rights set out in Schedule 1 but EXCEPTING AND RESERVING to the Landlord the rights as stated in
        Schedule 2, TO HOLD the Premises unto the Tenant for the Term, YIELDING AND PAYING to the Landlord during the Term, the Rent and Service Charge in accordance with Clause 4.

3.      TERM OF THE LEASE
        -----------------

        The Term of the Lease is two (2) years commencing from the 15th day of December 1994 and expiring on the 14th day December 1996.

4.      RENT AND SERVICE CHARGE
        -----------------------

4.1     Rent
        ----

        The Rent shall be calculated at the monthly rate of $3.30 per square foot of the floor area of the Premises. The monthly Rent is Dollars Fifty-Seven Thousand, Seven Hundred and Ninety-Two and Cents Ninety ($57,792.90).

4.2     Service Charge
        --------------

4.2.1   The Service Charge is defined in Schedule 3 ("Service Charge").

4.2.2 In the event of any increase in the costs expenses and outgoings of the Landlord for providing the services described in Schedule 3, the Landlord shall be entitled to increase the Service Charge by an amount equal to so much of the extra costs, expenses and outgoings as is attributable to the Premises. Any increase in the Service Charge shall be payable from the date specified in the Landlord's notice. In the event that the Tenant disagrees with such increase by written notice to the Landlord, the audited account from the Landlord's appointed auditor (the cost and expense of the auditor shall be borne by the Tenant) shall be final, conclusive and binding on the Tenant, both as to the Tenant's liability for such increase and the amount thereof.

4.2.3 For the avoidance of doubt, upon termination of this Lease for any reason whatsoever, the Tenant shall have no claim for any refund of the Service Charge paid by it.

4.3     Payment
        -------

        The Rent and Service Charge shall be payable in advance on the first day of each month (each a "Payment Date"), without any deduction or withholding whatsoever. On or before the date of commencement of the Term, the Tenant shall pay to the Landlord the pro-rated Rent and Service Charge calculated from the date of commencement of the Term up to and including the day immediately preceding the next Payment Date, and thereafter the Rent and Service Charge shall be paid on each succeeding Payment Date.

5.      DEPOSIT
        -------

5.1 The Tenant shall, on or before the execution of this Lease, deposit with the Landlord a sum equivalent to three (3) months Rent and Service Charge by cash.

        The Deposit shall be maintained throughout the Term at an amount equivalent to the prevailing amount of three (3) months' Rent and Service Charge. The Tenant shall, within fourteen (14) days of demand by the Landlord, pay such sum to the Landlord as may be necessary to ensure that the Deposit is maintained at such equivalent amount.

5.2 The Deposit shall be held by the Landlord as security for the due performance and observance by the Tenant of all the covenants and provisions contained in this Lease and as security for any claim by the Landlord at any time against the Tenant in relation to any matter in connection with the Premises whether the Lease is subsisting or not, and if the Tenant shall Commit a breach of any of the provisions of this Lease, the Landlord shall be entitled but not obliged to apply the Deposit or any part thereof in or towards payment of moneys outstanding or making good any breach by the Tenant or to deduct from the Deposit such amount as would reasonably compensate the Landlord for the loss or expense to the Landlord occasioned by such breach but without prejudice to any other right or remedy which the Landlord may be entitled to. No part of the Deposit shall be set off by the Tenant against any Rent, Service Charge or other sums owing to the Landlord.

5.3 Subject to any proper deductions to be made by the Landlord pursuant to the provisions of this Lease, the Deposit shall be repaid to the Tenant without interest within one (1) month from the expiration or sooner termination of the Term.

6.      MODE OF PAYMENT
        ---------------

        The Tenant shall pay the Rent, Service Charge and all other sums payable to the Landlord under this Lease, including the Deposit, in such manner as may be notified in writing by the Landlord from time to time.

7.      PERMITTED USE OF THE PREMISES
        -----------------------------

        The Tenant will use the Premises solely for the Permitted Use. The Tenant shall obtain and comply with all applicable licences, permit and approvals to enable the Tenant to carry on its business in the Premises in accordance with the Permitted Use.

8.      FITTING OUT AND RENOVATION
        --------------------------

8.1 The Landlord shall grant to the Tenant a licence to the Premises prior to the commencement of this Lease for the Tenant to carry out and complete the Tenant's fitting-out works as hereinafter defined.

8.2 The Tenant shall at its own cost and expense carry out all fitting out and renovation works relating to the Premises (including but not limited to partitioning, ceilings, fittings, fixtures, carpentry, lighting, flooring and waterproofing thereof, interior design and decor as may be necessary to fit out the Premises completely for the Tenant's Permitted Use ("Fitting-Out Works").

8.3 Prior to the commencement of the Fitting-Out Works, the Tenant shall at its own cost and expense, submit to the Landlord for approval all plans, layouts, designs, drawings and specifications in respect of the Fitting-Out Works, such approval not to be unreasonably withheld or delayed.

8.4 The Tenant shall at its own cost and expense apply for and obtain all permissions, consents, approvals, licences, certificates and permits from any governmental and statutory or other competent authorities in legally effectual form as may be necessary lawfully for the Tenant to commence carry out and complete the Fitting-Out Works, to use the Premises for the Permitted Use and to install the Tenant's fixtures, fittings, equipment and other installations ("Requisite Consents"). The Landlord shall cooperate with the Tenant in obtaining the Requisite Consents.

8.5 Prior to the commencement of the Fitting-Out Works, the Tenant shall effect and maintain at the Tenant's cost and expense, comprehensive all risks insurance policies and public liability policies, covering the period from the date of commencement of the Fitting-Out Works to the date of completion of the same for insurable amounts acceptable to the Landlord, with an insurance company approved by the Landlord, such approval not to be unreasonably withheld or delayed, naming the Landlord as a co-insured party. Copies of such policies shall be furnished to the Landlord prior to the commencement of the Fitting-Out Works.

8.6 The Tenant shall permit the Landlord, its architects, engineers, servants or agents at all reasonable times to enter into and inspect and view the Premises to ascertain if the Fitting-Out Works are or have been carried out in accordance with the provisions of this Clause, which the Landlord may but shall not be bound to do. If any breach of the provisions of this Clause shall be found upon such inspection, the Tenant shall upon notice by the Landlord take all necessary steps for the rectification of such breach.

8.7     The Tenant shall keep the Landlord indemnified against:-

        (a) the breach, non-observance or non-performance of any Requisite Consents in relation to the Fitting-Out Works; and

        (b) any claims, demands or proceedings brought by any governmental or statutory or other competent authority or and adjoining owner, tenant, occupier or member of the public arising out or incidental to the execution of the Fitting-Out Works.

8.8 Any delay in or failure to proceed with carrying out or completing the Fitting-Out Works or any delay in obtaining or failure to obtain any Requisite Consents shall not be a ground for postponing the commencement of the Term or payment of the Rent and Service Charge and other moneys reserved by this Lease, or relieve in any way the Tenant from the performance and observance of the obligations, covenants, conditions and provisions on the Tenant's part to be performed and observed.

8.9 The Landlord shall use its best efforts to make the building facilities available to the Tenant, its servants, agent, and contractors during the period for the Fitting-Out Works.

9.      TENANT'S COVENANTS
        ------------------

        The Tenant hereby covenants with the Landlord that it will perform and observe:-

        (a)  the Tenant's obligations and undertakings as set out in Part A of
             Schedule 4; and

        (b)  the Rules and Regulations.

10.     LANDLORD'S COVENANTS
        --------------------

        The Landlord hereby covenants with the Tenant that it will perform and observe the Landlord's obligations and undertakings as set out in
        Schedule 5.

11.     LANDLORD NOT LIABLE
        -------------------

        Notwithstanding anything herein contained the Landlord shall not be liable to the Tenant or to any of the Tenant's Occupiers for, nor shall the Tenant have any claim against the Landlord, in respect of:-

        (a) any damage, injury or loss or any consequential loss (including loss of business, loss of profit, product liability, indirect and special damage) arising from or resulting from any interruption in or failure of any of the Services by reason of repair or maintenance work or damage or destruction or mechanical or other defect or breakdown or short circuit of electrical wiring, explosion, falling plaster, escape of water, or the leakage or defect of the Conducting Media in, or the structure of, the Premises, the Building or any part thereof or by reason of any circumstances beyond the Landlord's control (including but not limited to fire, flood, act of God, riot, civil commotion, curfew, emergency, labour disputes or shortage of manpower, fuel, materials, electricity or water);

        (b) any damage, injury or loss or any consequential loss (including loss of business, loss of profit, product liability, indirect and special damage) arising from or resulting from short circuit of electrical wiring, explosion, falling plaster, escape of water, or the leakage or defect of the Conducting Media in, or the structure of, the Premises, the Building or any part thereof;

        (c) any loss of life, injury or damage to or loss of any property or any consequential loss (including loss of business, loss of profit, product liability, indirect and special damage) arising from or due to any accident or circumstances whatsoever occurring at the Premises, the Building or any part thereof;

        (d) any act, omission, default, misconduct or negligence of any porter, attendant or other servant or employee or agent of the Landlord in or about the performance or purported performance of any duty relating to the provision of Services or any of them or any other duties whatsoever to be performed under this Lease;

        (e) any damage, injury or loss or any consequential loss arising from or caused by other tenants or any independent contractor or any persons, or from any occurrence at any other premises, within the Premises, the Building or any part thereof;

        (f) any diminution or obstruction of light, air or view by any building or structures that may be erected within or adjacent to the Building or any part thereof; and

        (g) any damage, injury or loss or any consequential loss arising from or by reason of lack of security or safekeeping of the Premises, Building or any part thereof or any contents therein.

12.     TERMINATION
        -----------

12.1    Proviso for re-entry:  If and whenever during the Term:-
        --------------------

        (a) all or any part of the Rent or Service Charge shall be unpaid for fourteen (14) days after becoming due (whether or not any formal demand has been made); or

        (b) the Tenant shall at any time fail or neglect to perform or observe any of its obligations, covenants or undertakings in this Lease other than a failure under Sub-Clause (a) above, and such default if capable of being remedied is not remedied to the reasonable satisfaction of the Landlord within fourteen (14) days after the Landlord has given notice thereof to the Tenant; or

        (c) the Tenant becomes insolvent, or (in the Landlord's reasonable opinion) is unable to pay its debts, or stops or suspends, or threatens to stop or suspend, payment of all or a material part of its debts, or proposes or makes a general assignment or an arrangement or composition with or for the benefit of its creditors or a moratorium is agreed or declared in respect of or affecting all or a material part of its indebtedness; or any step or petition is taken by any person including the Tenant or its members for the winding up or dissolution or bankruptcy of the Tenant or for the Tenant to be placed under the judicial management of a judicial manager; or a receiver and/or manager is appointed in respect of any properties or assets of the Tenant or distress or execution is levied or enforced upon or sued against any part of the properties or assets of the Tenant, or if events or circumstances analogous to any of the foregoing events occurs in relation to the Tenant under the laws of any jurisdiction;

        then the Landlord or any person authorised by the Landlord may at any time thereafter re-enter upon the Premises or any part thereof in the name of the whole, whereupon this Lease shall forthwith absolutely cease and determine, but without prejudice to the right of action, and any other right and remedy, of the Landlord in respect of any antecedent breach by the Tenant of this Lease (including the breach giving rise to the re-entry).

12.2    Landlord's rights to rectify breach etc
        ---------------------------------------

12.2.1 The Landlord may, in the event of any default described in Clause 12.1(b) above, at its absolute discretion and option either in addition to or in lieu of termination under Clause 12.1 above, be entitled but shall not at any time or in any way be obliged to do the following:-

        (a) to perform the said obligation, covenant or undertaking on behalf of the Tenant and/or to engage architects, contractors, workmen and/or agents and/or enter and remain at the whole or any of the part of the Premises, with or without such architects, contractors, workmen and agents for such purpose; and

        (b) to demand payment of all reasonable costs and expenses paid or incurred by the Landlord resulting from the Tenant's default and/or pursuant to Sub-Clause (a) above and any sum so demanded shall be payable by the Tenant to the Landlord within fourteen (14) days of the demand. A certificate from the Landlord as to the amount of cost and expenses incurred shall in the absence of manifest error be final, conclusive and binding on the Tenant.

12.2.2 Anything done by the Landlord pursuant to the provisions of this Clause shall be without prejudice to any other right, remedy and power of the Landlord in this Lease and shall not constitute a waiver or release of the Tenant from its obligations, covenants and undertakings.

13.     DESTRUCTION
        -----------

13.1 Subject to Clause 13.2, if the Premises or any part thereof shall at any time be damaged or destroyed so as to render the Premises unfit for occupation and use (except where such damage or destruction has been caused by, or payment of any insurance policy monies withheld in whole or in part in consequences of any act, omission, negligence or default of the Tenant or the Tenant's Occupiers) the Rent and Service Charge reserved by this Lease or a fair and just proportion thereof according to the nature and extent of the damage sustained shall be suspended until the Premises shall again be rendered fit for occupation and use.

13.2    Notwithstanding the provisions of Clause 13.1:-

        (a) after the occurrence of such damage or destruction the Landlord may at any time and at its absolute discretion terminate this Lease by serving one (1) month's written notice on the Tenant; or

        (b) if the Premises shall continue to be unfit for occupation for a period of more than one hundred and twenty (120) days, either the Landlord or the Tenant shall be at liberty by giving one (1) month's written notice to the other to terminate this Lease, and upon a notice under either Sub-

             Clause (a) or (b) above being given, this Lease shall terminate and the Tenant shall (if still in occupation) vacate the Premises upon the expiry of such notice without compensation from the Landlord, but without prejudice however to any right or remedy that either party may have against the other for any antecedent breach of this Lease.

14.     HOLDING OVER
        ------------

        If, without any express written agreement between the Landlord and the Tenant, the Tenant fails to deliver vacant possession of, or continues to occupy, the Premises after the expiration or earlier determination of the Term, the Tenant shall be deemed to be holding over and, without prejudice to any right or remedy of the Landlord, shall pay to the Landlord for every day of such holding over double the amount of Rent or the prevailing market rent (whichever is higher) and double the amount of the Service Charge and there shall be no renewal of this Lease by operation of law or pursuant to the provisions of this Lease. During the period of any such holding over all other provisions of this Lease shall be and remain in affect. The provisions herein shall not be construed as the Landlord's consent for the Tenant to hold over after the expiration or ealier determination of the Term.

15.     OPTION TO RENEW
        ---------------

        The Tenant shall be entitled to two (2) options to renew the lease hereunder on and subject to the terms and conditions below:-

        (a) Each renewal period shall be called a Renewed Term. The first option to renew will be for a Renewed Term of three (3) years ("First Renewed Term") commencing on the day after the expiry of the Term, and the second option to renew will be for a Renewed Term of two (2) years less one day ("Second Renewed Term") commencing on the second day after the expiry of the First Renewed Term.

        (b) The Tenant shall have given written notice ("Tenant's Renewal Notice") to the Landlord of its intention to exercise its option to renew. The Tenant's Renewal Notice shall be given, in the case of the first option to renew, not later than three (3) months prior to the expiration of the Term and, in the case of the second option to renew, not later than three (3) months prior to the expiration of the First Renewed Term.

        (c) The revised Rent payable during the First Renewed Term shall be calculated by the formula of

                                        URA downtown core office rental
                                        index for fourth quarter 1996
             $3.30 per sq ft   X        ---------------------------------
                                        URA downtown core office rental
                                        index for fourth quarter 1994

             and the revised Rent payable during the Second Renewed Term shall be calculated based on the formula of

                                        URA downtown core office rental
                                        index for fourth quarter 1999
             $3.30 per sq ft   X        ---------------------------------
                                        URA downtown core office rental
                                        index for fourth quarter 1994
             provided that if, within fourteen (14) days of receipt of the Landlord's final offer of the revised Rent, the Tenant shall not have confirmed in writing its acceptance of the Landlord's offer, the option hereby granted shall be deemed to have lapsed and of no effect.

        (d) In the event that the particular category of URA office rental index or by whatevername referred or called, is no longer in production or publication by URA, then its equivalent core or category will be used. In the further event, that this latter core or category is no longer in production or publication, then the equivalent office rental index from M/s Richard Ellis (Pte) Ltd will be applicable, failing which the equivalent office rent index from M/s Knight Frank Cheong Hock Chye and Baillieu shall be applicable.

        (e) At the time of service of the Tenant's Renewal Notice and also at the time of expiry of the Term or the First Renewed Term (as the case may be) there shall not be any existing breach or non-observance of any covenants and conditions on the part of the Tenant to be observed or performed under the lease then in force in respect of the Premises.

        (f) Each renewal shall be in respect of the whole of the Premises and not part or parts thereof unless otherwise agreed by the Landlord in writing.

        (g) The new lease agreement for each Renewed Term shall be prepared by the Landlord at the Tenant's expense and shall contain similar covenants and provisions as herein contained and shall take into account the following:-

          (i) the revised Rent and revised Service Charge as agreed in accordance with the foregoing provisions; and

          (ii) in the case of the lease for the First Renewed Term, there shall be provision for only one option to renew and, in the case of the lease for the Second Renewed Term, there shall be no provision for any further renewal of the lease.

        (h) The Tenant shall execute and return to the Landlord or the Landlord's solicitors the engrossed new lease agreement (in duplicate) for that Renewed Term together with any additional Deposit, stamp fee and any other fees and expenses payable under the new lease agreement not later than two (2) weeks after receipt of the same from the Landlord's solicitors.

        (i) The option or options, as the case may be, granted under this Clause shall lapse and be of no effect in the event of the Tenant's failure to comply with this clause and the Landlord shall be free of all obligations whatsoever to grant to the Tenant any further term.

16.     TRANSFER TO MANAGEMENT CORPORATION
        ----------------------------------

        In the event that the Building is subdivided and a Management Corporation is apppointed pursuant thereto, then after the transfer of the management and operation of the Building to the Management Corporation, (i) the provision of the Services shall cease to be the obligation of the Landlord and (ii) the Management Corporation shall be entitled to exercise and enforce the rights and powers of the Landlord, and to enjoy the benefit of the obligations, covenants and undertakings to be performed and observed by the Tenant, under this Lease which in any way relate to the Building and/or the management and operation of the same. All references to the Landlord shall refer to the Landlord and/or the Management Corporation, as the context may require.

17.     MISCELLANEOUS
        -------------

17.1    Notices:  All communications required to be made under this Lease shall
        -------
        be made in writing and shall be sent to the receiving party at the facsimile number or address and marked for the attention of the person (if any), from time to time designated by that party to the other party for the purpose of this Lease. The initial facsimile number, address and person (if any) so designated by each party are:-

        LANDLORD                        TENANT
        --------                        ------

        Facsimile No:  447 4552         Facsimile No:  220 5197

        Attention:  Ms Tok Hwee Eng     Attention:  Mr Dennis Ang Bak Hwee


        Any party may change its facsimile number and/or address and/or person designated for the purposes hereof by written notice to the other. Any communication from one party to the other party shall be deemed to be received:-

        (a)  if delivered by hand, on the date of receipt;

        (b) if sent by facsimile, at the time of confirmation of transmission such communication to be followed by post to the address designated; and

        (c) if sent in Singapore to an address in Singapore by prepaid registered mail, on the date two (2) days after posting;

        whichever shall first occur and regardless whether such notice is returned undelivered.

17.2    Landlord's consent:  In any case where the Landlord's consent or
        ------------------
        approval is required, such consent or approval shall be obtained in writing before the act or event to which it applies is carried out or occurs. Such consent or approval may be withheld or given at the Landlord's absolute discretion or given subject to such terms and conditions as the Landlord acting reasonably deems fit.

17.3    Costs and expenses:  The Tenant agrees to pay the Landlord on a full
        ------------------
        indemnity basis:-

        (a) all the Landlord's legal costs and fees, the stamp duty and all reasonable disbursements incurred in connection with the preparation and completion of this Lease (in duplicate);

        (b) all the Landlord's reasonable costs and expenses (including the reasonable costs of the Landlord's solicitors, architect, engineer or surveyor where applicable) incurred in preserving or enforcing any of the Landlord's rights under this Lease and incurred in connection with every application made by the Tenant for any consent or approval required under this Lease whether or not such consent or approval shall be granted or given.

17.4    No waiver:  Knowledge or acquiescence by the Landlord of any breach by
        ---------
        the Tenant shall not operate or be deemed to operate as a waiver of any of the Landlord's rights in respect of such breach. Any consent or waiver of the Landlord shall be effective only if given in writing and shall not be construed as a consent to or waiver of any other breach of the same or any other covenant, condition or obligation and shall not prejudice in any way the rights, powers and remedies of the Landlord.

17.5    Title:  The Landlord shall not be required to deduce its title to the
        -----
        Premises nor to reply to any requisitions on the title.

17.6    No Lodging of Caveat, Registration or Subdivision:  The Tenant shall
        -------------------------------------------------
        not, at any time before, during or after the Term, register this Lease nor lodge a caveat in respect of this Lease (or in respect of any option to renew pursuant to this Lease) at the Registry of Land Titles and Deeds, Singapore, nor shall the Tenant be entitled to require the Landlord to subdivide the Building or any part thereof or to do any act or thing which could result in the Landlord being required to subdivide the Building or any part thereof.

17.7.   No representations:  The Landlord shall not be bound by any statements,
        -----------------
        representations or promises with respect to the Building, or in respect of the Premises, except as expressly set forth in this Lease. The agreement between the Landlord and the Tenant is set forth herein and shall in no way be modified by any statements, representations or promises made prior to the signing of this Lease. The Landlord does not expressly or impliedly warrant that the Premises are or will remain suitable or adequate for all or any of the purposes of the Tenant and all warranties (if any) as to suitability and adequacy of the Premises implied by law are hereby expressly negatived.

17.8    Severance:  The illegality, invalidity or unenforceability of any
        ---------
        provision of this Lease under the law of any jurisdiction shall not affect its legality validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision.

17.9    Governing law and submission to jurisdiction:  This Lease shall be
        --------------------------------------------
        construed and governed by the laws of Singapore and the Tenant hereby irrevocably submit to the exclusive jurisdiction of the courts of Singapore with the Landlord reserving to itself the right to proceed under this Lease in the courts of any other country claiming or having jurisdiction in respect thereof. The service of any writ of summons or any legal process or arbitration notice in respect of any legal or arbitration or other action or proceedings under or in connection with this Lease may be effected on the Tenant by serving a copy of the writ of summons and statement of claim or other originating or legal process on the Tenant's registered address (or such other agent and address in Singapore as may be notified in writing by the Tenant to the Landlord). The Tenant hereby agrees that such service shall be deemed good and valid service and to have been served personally on the Tenant in accordance with the requirements of law.

                                   SCHEDULE 1
                                   ----------

                            RIGHTS GRANTED TO TENANT
                            ------------------------

TOGETHER WITH (but to the exclusion of all other liberties, easements, rights or advantages) the rights during Operating Hours for the Tenant and others duly authorized by the Tenant:

1. of ingress to and egress from the Premises in over and along all the usual entrances, landings, lifts, lobbies and corridors leading thereto and otherwise to use the Common Area for all proper purposes in connection with the use and enjoyment of the Premises;

2. to use such toilet facilities in the Building as shall be designated from time to time in writing by the Landlord; and

3. to enjoy the benefit of the air-conditioning system installed in the Building (subject to the obligation of the Tenant to connect the same to the air-conditioning distributing ducts installed or to be installed by the Tenant in the Premises), in common with the Landlord and all others so authorised by the Landlord or other occupiers of the Building and all other persons entitled thereto, and all such rights being only so far as is necessary for the use and enjoyment of the Premises for the Permitted Use and as the Landlord can lawfully grant.

                                   SCHEDULE 2
                                   ----------

                        RIGHTS RESERVED BY THE LANDLORD
                        -------------------------------

1.      Easements
        ---------

        The Landlord excepts and reserves unto itself the following:-

        (a) the right to the free and uninterrupted passage and running of water, gas, sewage, electricity, air-conditioning services, telephone and other services or supplies from and to other parts of the Building in and through the Conducting Media and ancillary apparatus which now are or may at any time during the Term be in, on, under or over the Premises;

        (b) the right to erect scaffolding and/or protective barricades for any purpose with or related to the Building or to do any act or thing necessary for the safety and preservation of the Premises or the Building or any part thereof notwithstanding that the exercise of such rights may temporarily restrict the access to or use and enjoyment of the Premises;

        (c) the rights to light, air, support, protection, shelter and all other easements and rights now or after the date of this Lease belonging to or enjoyed by other parts of the Building;

        (d) the rights of ingress to and egress from the Premises which the Tenant is obliged to grant the Landlord, or for the Landlord to exercise any of the Landlord's rights, under this Lease;

        (e) the rights of ingress to and egress from the Premises, with or without tools and equipment, for the access to the cable racks in the Premises to effect or carry out any maintenance, repairs, alterations or additions or installation or other works which the Landlord may consider necessary or desirable; and

        (f) the right to shutdown with a minimum notice of seven (7) days to be given by the Landlord to the Tenant, except in the event of emergency, all or any of the mechanical and/or electrical plants in the Building for the purposes of upgrading, maintenance, repair, alterations or additions or other works which the landlord may consider necessary or desirable.

2.      Power for Landlord to deal with adjoining property, Common Area and
        -------------------------------------------------------------------
        Building
        --------

2.1 The Landlord shall have the right at any time and from time to time, at its absolute discretion, and without the same constituting an actual or constructive eviction of the Tenant, and without incurring any liability whatsoever to the Tenant therefor:-

        (a) to improve, renovate or alter in any way whatsoever and prescribe, control and change the use, construction, size, configuration of or access to or any other aspect of any part or parts of the Building and Common Area (other than the Premises); and

        (b) to deal as it may think fit with other property belonging to the Landlord adjoining or nearby, and to alter or erect new structures within or adjoining the Building, in such manner as the Landlord shall think fit, whether or not such buildings shall effect or diminish the light or air which may now or at any time be enjoyed by the Tenant in respect of the Building, provided that reasonable means of access to and egress from the Premises are afforded without prejudice however to the rights of the Landlord under any other provision of this Lease.

2.2. Nothing contained in this Lease shall confer on the Tenant any right to enforce any covenant or agreement relating to any part of the Common Area and any other premises or any other parts of the Building leased or licensed by the Landlord to others or limit or affect the right of the Landlord to deal with the same, and impose and vary any terms and conditions in respect thereof, in any manner as the Landlord may think fit.

3.      Access to and Main Doors of the Building
        ----------------------------------------

3.1 The Landlord may at its absolute discretion designate, and shall have full control over, any other means of access to the Building (in addition to the main doors).

3.2 The Landlord may in the case of any emergency, or if required by any competent authority, or oher circumstances rendering such action advisable in the Landlord's opinion, prevent access to the whole or part of the Building for so long and in such manner as the Landlord deems necessary.

3.3 Nothwithstanding anything herein contained, the Landlord shall have the right at all times to refuse access to the Building or part thereof or otherwise control such access in respect of any person whose presence might in the reasonable opinion of the Landlord be prejudicial to the safety, character, reputation and interests of the Building or part thereof or its tenants and occupiers thereof and their respective employees, agents and invitees.

4.      Name and Address of Building:  The Landlord shall have the right at
        -----------------------------
        all times without obtaining any consent from the Tenant, to change the name or number by which the Building or any part thereof (including but not limited to the Premises) is known.

5.      Rules and Regulations:  The Landlord and/or its managing agent as the
        ---------------------
        case may be, shall have the absolute right at any time and from time to time to suspend, or amend in any way the Rules and Regulations.

6.      Landlord's right to interest for late payments:  Without prejudice to
        ----------------------------------------------
        the other provisions of this Lease, if any sum payable by the Tenant to the Landlord under the provisions of this Lease is not paid within fourteen (14) days after its due date or after demand (if so payable), the Tenant shall pay to the Landlord interest on such overdue sum (as well after as before any judgment) at the rate of twelve per cent (12%) per annum calculated on the basis of actual days elapsed and a 360-day year, from the date on which such sum falls due for payment to the date when sum is received in cash by the Landlord or where payment is made by cheque, to the date when the cheque is cleared, and until such payment, such interest shall be recoverable by the Landlord as if it were rent payable hereunder.

7.      Removal of property after expiry or earlier determination of tenancy
        --------------------------------------------------------------------

7.1 If, after the expiry or earlier determination of this Lease, any property of the Tenant shall remain at the Premises and the Tenant shall fail to remove the same within fourteen (14) days after the Landlord serves a notice on the Tenant to do so then the Landlord may, as the agent of the Tenant, dispose of, as the Landlord thinks fit, or sell such property. If the Landlord is unable to lease, or otherwise deal with, the Premises for any period of time due to the Tenant's failure to remove its property, the Tenant shall be deemed to be holding over during such period and the additional Rent and Service Charge for such period of holding over pursuant to Clause 14 shall be paid by the Tenant within fourteen (14) days of demand by the Landlord. The Landlord shall apply the proceeds of sale of the Tenant's property, if any, after deducting the costs and expenses of removal, storage and sale reasonably and properly incurred by the Landlord, towards discharging any sum due from the Tenant to the Landlord under the provisions of this Lease, including the amount payable pursuant to Clause 14, and shall pay the balance thereof, if any, to the order of the Tenant.

7.2 The Tenant shall indemnify the Landlord against any and all liability incurred by the Landlord to any third party whose property shall have been sold by the Landlord in the bona fide belief (which shall be presumed unless the contrary be proved) that such property belonged to to the Tenant and was liable to be dealt with as such pursuant to this Clause.

8.      Landlord's right to assign
        --------------------------

8.1 The Landlord shall be entitled to assign all its rights and interest in, under or arising out of this Lease.

8.2 Where the Landlord assigns its rights and interest in, under or arising out of this Lease (including the transfer of the Deposit), the Tenant shall be deemed to have consented to such assignment and shall accept any assignee of the Landlord as its new landlord and shall release the Landlord from all its obligations under the provisions of this Lease and in particular the obligation of the Landlord to refund the Deposit and any other sums pursuant to the terms of this Lease. Where required by the Landlord, the Tenant shall enter into and execute as a party thereto any agreement or deed entered into or to be entered into by the Landlord and its assignee, such agreement or deed to be prepared by and at the expense of the assignee provided that no such agreement or deed shall increase the Tenant's obligations hereunder or deprive the Tenant of any rights hereunder.

                                   SCHEDULE 3
                                   ----------

                               COSTS OF SERVICES
                               -----------------

        "Service Charge" shall mean the total sum comprising of the costs of services hereunder:-

        (a) a monthly service charge of $0.40 per square foot. The initial monthly service charge payable by the Tenant in respect of the Premises calculated on the floor area shall be $7,005.20. Payment of such service charge is for outgoings costs and expenses incurred or chargeable for the provision of, including but without limitation to, security guards and/or security system, cleaning of Common Area and lifts and the maintenance thereof;

        (b) for the provision of air-conditioning to the Premises to the requirement of the Tenant,

             (i) Service and maintenance of the Air-Conditioning Plant at $6,545.00 per month;
             (ii) Depreciation of the Air-Conditioning Plant at $6,875.00 per month; and
             (iii)  Administrative charge at $2,500.00 per month;

        (c)  for the provision of a backup generator,

             (i)    Service and maintenance of the backup generator and
                    underground storage tank at $266.00 per month;
             (ii)   Depreciation of the backup generator at $1,806.00 per
                    month;
             (iii)  Administrative charge at $195.00 per month;
             (iv) Cost of rental of the space for the backup generator at $1,218.00 per month; and

        (d) for the provision of electricity and chilled water supply to the four (4) air-handling units.

             (i) cost of the supply of electricity based on the reading taken from the kilowatt hour meter and calculated in accordance with the PUB Tariff;
             (ii) cost of the supply of chilled water in accordance with the reading from the BTU meter, based on 1.6 (being the "BTU Conversion Factor"); and
             (iii)  Administrative costs at $30.00 per month.

                                   SCHEDULE 4
                                   ----------

                                     PART A
                                     ------

                               TENANT'S COVENANTS
                               ------------------

The Tenant covenants with the Landlord as follows:-

1.      Rent and Service Charge:  The Tenant shall pay the Rent and the Service
        -----------------------
        Charge at the times and in the manner specified in Clause 4.

2.      Utilities and Telecommunication Services
        ----------------------------------------

2.1 The Tenant shall arrange for its licensed electrical contractors to apply to the Public Utilities Board ("PUB") and/or other appropriate authority for the installation and testing of PUB sub-meter and shall apply directly to the Singapore Telecommunications Ltd ("ST") or other appropriate authority for the installation of any telex, telephone and other telecommunication facilities. The Tenant shall pay all charges including any taxes now or in the future imposed in respect of the installation and supply of any equipment or appliances or telephone lines and services and water, gas, electricity and any other services supplied to the Premises which shall be consumed or supplied on or to the Premises, to PUB, ST or other appropriate authority.

2.2 In the event that the PUB and/or other appropriate authority disapproves the installation of a PUB sub-meter, the Tenant shall at its own cost install a private meter which will be read by the Landlord for the supply of utilities consumed by the Tenant and the Tenant shall pay to the Landlord the actual cost of the supply thereof.

2.3 In the event of such water, gas, electricity and other services not being supplied and metered separately to the Premises, the Tenant shall pay to the Landlord a proportionate part of the cost of the supply thereof, such proportionate part to be calculated by the Landlord and notified to the Tenant by a statement in writing, such statement to be final, conclusive and binding on the Tenant as to the amount thereof.

2.4 The Tenant shall arrange for its licensed electrical contractors to install two (2) BTU meters to the four (4) air-handling units.

3.      Property tax and goods and services tax
        ---------------------------------------

3.1 Property tax imposed or levied by the relevant government authority on the Premises, or on the Building (or any part thereof) and as may be apportioned by the Landlord or attributable to the Premises, in respect of the duration covered by the Term shall be paid as follows:-

        (a) the Landlord shall pay property tax levied on or attributable to the Premises but such payment by the Landlord in respect of the Premises shall not exceed property tax calculated (i) on the basis of the annual Rent payable under this Lease and (ii) the property tax rate applicable on the first assessment of property tax;

        (b) in the event that any additional property tax is payable on account of (i) any increase in the annual value for the Premises which is in excess of the annual value calculated as aforesaid by reference to the annual Rent; and/or (ii) an increase in the property tax rate above the rate applicable on first assessment, such additional property tax shall be borne and paid by the Tenant to the Landlord on demand.

3.2 Objection to any assessment of annual value or imposition of property tax on the Premises in respect of the duration covered by the Term may be made only by the Landlord in its sole discretion.

3.3 The Tenant shall also pay and indemnify the Landlord against goods and services tax ("GST") or any tax of a similar nature that may be substituted for or in addition to it and chargeable in respect of Rent, Service Charge, Deposit and all sums paid or payable by the Tenant in connection with this Lease. The Tenant shall, unless the Landlord otherwise consents in writing, effect payment of GST together with payment of Rent, Service Charge, Deposit and all sums paid or payable by the Tenant in accordance with this Lease or otherwise in such manner and within such period to comply with or to enable the Landlord to comply with any applicable laws or directives, and shall indemnify the Landlord against any penalties, costs and expenses incurred by the Landlord as a result of any breach by the Tenant of this provision.

3.4 The obligations of the Tenant under the provisions of this paragraph 3 shall continue to apply notwithstanding the expiry or earlier determination of the Term and regardless of whether any of the aforesaid taxes shall be assessed and/or payable to the relevant government authority before, during or after the Term.

4.      Insurance
        ---------

4.1 The Tenant shall, at its own cost and expense, at all times during the Term take out and keep in force in the joint names of the Landlord and the Tenant for their respective rights and interest (i) a comprehensive public liability insurance policy in an amount not less than Singapore Dollars Five million only (S$5,000,000), or in such higher amounts as the Landlord may from time to time reasonably prescribe, in respect of any one occurrence; (ii) insurance against all risks and damage to all plate glass, fixtures, fittings and installations at the Premises and all parts thereof which the Tenant is obliged under this Lease to keep in repair for such amount as the Landlord may approve, such approval not to be unreasonably withheld or delayed; and (iii) such other insurance for such risks and for such amounts as the Landlord may reasonably require.

4.2 All policies of insurance required to be effected by the Tenant shall be taken out with an insurance company approved by the Landlord, such approval not to be unreasonably withheld or delayed and copies of such policies of insurance shall be produced and lodged with the Landlord by the Tenant without demand within thirty (30) days of the commencement of the Term and within thirty (30) days of the renewal of such policies. On written demand at any time by the Landlord, the Tenant shall produce forthwith to the Landlord any policy of insurance which the Tenant is required to effect hereunder and the receipt for the last premium payable in respect of such policy.

4.3 The Tenant shall not do anything whereby any policy of insurance on or including the Premises taken out by the Landlord may become void or voidable or whereby the rate of premium thereon may be increased.

5.      Repair:  At all times the Tenant shall repair and keep the Premises,
        ------
        all toilet and shower facilities on the 4th storey of the Building and the Landlord's fixtures, fittings and installations (including but not limited to all flooring, plaster and other surface material on the walls and ceilings and the painting and varnishing of the windows and any glass and the Conducting Media within and serving the Premises) in good and tenantable repair and condition, fair wear and tear excepted, and to make good, repair, replace and reinstate any damage or breakage howsoever caused or occuring in any part of the Premises, the toilet and shower facilities and to the Landlord's fixtures, fittings and installations.

6.      Alterations
        -----------

6.1 The Tenant shall not effect any works, extensions, alterations or additions whatsoever to or affecting the interior or the exterior of the Premises without the prior written consent of the Landlord, such approval not to be unreasonably withheld or delayed. For the purpose of seeking the Landlord's consent hereunder, the Tenant shall submit to the Landlord all plans, specifications and details of proposed materials to be used for any proposed alterations and additions ("Proposed Plans").

6.2 The Landlord shall be entitled to engage its architect, engineer or other consultant(s) for the purpose of considering the Proposed Plans and for the purpose of supervising all works carried out by the Tenant, the fees and expenses of such architect, engineer and consultant(s) reasonably incurred in connection therewith shall be borne by the Tenant and forthwith paid by the Tenant to the Landlord on written demand. If the Tenant fails to make payment within fourteen (14) days from the date of demand, the Landlord may effect payment of the same and all expenses so incurred by the Landlord together with interest at the rate stipulated in paragraph 6 of Schedule 2, calculated from the date of expenditure until the date they are paid by the Tenant to the Landlord, shall be recoverable from the Tenant as if they were rent in arrears.

6.3 All alterations and additions to the Premises shall only be carried out :-

        (a) in the case of any mechanical and electrical engineering works, by a specialist contractor appointed by the Tenant and approved by the Landlord; and

        (b) in all other cases, by a contractor appointed by the Tenant and approved by the Landlord, such approval not to be unreasonably withheld or delayed.

6.4 No contractor, architect, engineer or other consultant, approved or appointed by the Landlord for any purpose related to the Premises shall in any way be deemed to be the agent or employee of the Landlord, and the Landlord shall not in any way be liable nor responsible for any act, omission, default, misconduct or negligence of such contractor, architect, engineer or consultant.

6.5 The Tenant shall apply for and obtain at its own cost and expenses all planning and other licences, permits and consents necessary or required under law or the Rules and Regulations for its alterations and additions and shall carry out and complete all alterations and additions to the Premises in accordance with the Proposed Plans as approved by the Landlord, in a good and workmanlike manner and in compliance with the reasonable requirements of the Landlord's architect.

6.6 Subject to all the subparagraphs above, the Landlord agrees to allow the Tenant the right to renovate and upgrade the following Common Area at the Tenant's cost and expense, subject to the written consent by the Landlord to the materials and design and all necessary approvals by the relevant competent authorities, such consent not to be unreasonably withheld:-

        (i)   Entrance Lobby of the Building;
        (ii)  Passenger Lift of the Building; and
        (iii) Toilet on the 4th storey of the Building.

6.7 The Landlord agrees that the Tenant may install and maintain a card entry system at its own cost and expense to the Premises.

7.      Notices
        -------

7.1 The Tenant shall immediately give written notice to the Landlord of any damage to or at the Premises and of other accidents or damage caused to any Conducting Media, or any fittings or fixtures or installations serving or within the Premises provided by the Landlord or of any circumstances which are likely to be hazardous to or jeopardise the safety of any person or property.

7.2 The Tenant shall immediately give written notice to the Landlord of any notice received by the Tenant from any government or public or statutory authority relating to or affecting the Premises or the Tenant's business thereon.

8.      To permit the Landlord to inspect:  The Tenant shall permit the Landlord
        ---------------------------------
        and its servants or agents at all reasonable times and by prior appointment to enter into, inspect and view the Premises and examine their condition and also to take a schedule of fixtures, fittings and installations at the Premises. Upon notice by the Landlord, the Tenant shall repair and make good in proper and workmanlike manner all damage or defects which the Tenant is liable for under this Lease within such reasonable period as may be stipulated by the Landlord and to the reasonable satisfaction of the Landlord. In case of default by the Tenant the Landlord may, but is not obliged to exercise its rights and powers under Clause 12.2.

9.      To grant the Landlord right of access to the Premises
        ------------------------------------------------------

9.1 Subject and without prejudice to paragraph 9.3, the Tenant shall permit the Landlord, and the agents, workmen and others employed by the Landlord or by any government or statutory authority or by the other tenants or occupiers of the Building, with or without tools and equipment at all reasonable times, after giving to the Tenant prior notice to enter upon the Premises:-

        (a) to effect or carry out any installation, maintenance, repairs, alterations or additions or other works which the Landlord may consider necessary or desirable in respect of any Conducting Media, the Services or any part of the Premises or Building or the water, electrical, air-conditioning and other facilities and services of the Premises or Building; or

        (b) for the purpose of exercising any of the powers and authorities of the Landlord under this Lease; or

        (c) to comply with any obligation of repair, maintenance or management affecting the Premises or the Building; or

        (d)  to exhibit the Premises to prospective buyers or within ninety
             (90) days of the expiration of the Term or Renewed Terms as applicable, to tenants or any other party the Landlord authorises for the purpose of any sale, lease or tenancy, or the valuation, of the Premises, and during the period of ninety (90) days prior to the expiration or earlier determination of the Term of this Lease, unless the Tenant shall have duly exercised its option (if any) to renew the Lease herein, the Landlord may post any "To Let" or "To Lease" sign upon the Premises; or

        (e) to ascertain the Tenant's compliance with the current security measures on fire and safety regulations as prescribed from time to time by the Landlord or the fire or other competent authority.

9.2 The Tenant's obligations under this Lease shall not be affected by any of the works specified in this paragraph 9 and the Landlord shall not be liable for any inconvenience, disturbance, loss of business or any other nuisance arising from such works.

9.3 The Tenant shall permit the Landlord, and his respective agents and/or workmen free access into the Premises at all times in any case that the Landlord reasonably considers an emergency.

9.4 The Landlord shall be allowed to take any tools, equipment and materials into and upon the Premises as may be required without the same constituting an eviction of the Tenant in whole or in part.

10.     Yield up in repair at the end of the Term
        -----------------------------------------

10.1 On the expiry or earlier determination of the Term (unless renewed pursuant to the exercise of the option to renew, if any) the Tenant shall at its cost and expense;-

        (a) quietly and peaceably yield up the Premises with the fixtures, fittings and installations (other than that belonging to the Tenant), unless required by the Landlord to be removed, in good and substantial and tenantable repair and condition (fair wear and tear excepted) together with all locks, fastenings and keys to the Premises complete (irrespective of whether the same have been supplied by the Landlord) and, if so required by the Landlord, shall remove all letterings, marks, signs, internal partitions, fixtures, fittings, equipment, furniture and installations, as are specified by the Landlord, from the Premises and reinstate the Premises and/or the Building and/or the Common Area, in particular but not limited to the all air-conditioning installations, sprinkler systems and other electrical installations, ceiling, floors, walls, doors and windows, entrance lobby, lifts, toilets and showers (where applicable) to their original condition, fair wear and tear excepted; and

        (b) make good to the reasonable satisfaction of the Landlord all damage to the Premises and the Building resulting from the removal of the Tenant's belongings, reinstatement or redecoration of the Premises.

10.2 If on the expiry or earlier determination of the Term, the Tenant has failed to comply with the above provisions, the Landlord may effect the same at the Tenant's cost and expense. The Tenant shall be deemed to be holding over for the period during which the works are effected by the Landlord. All costs and expenses reasonably incurred by the Landlord, together with the additional Rent and Service Charge pursuant to Clause 14 for the period of holding over by the Tenant, shall be paid by the Tenant within fourteen (14) days of demand by the Landlord.

11.     Loading and Electrical Installation
        -----------------------------------

11.1 The Tenant shall not bring into the Building any machinery, equipment, goods or object which, in the absolute opinion of the Landlord, will or is likely to cause any structural or any other strain or damage to any part of the Building. Without limiting the foregoing, the Tenant shall not load or permit or suffer to be loaded on any part of the floors of the Building or the Premises to a weight greater than 5 KN/m2 (or such other weight as may be prescribed by the Landlord as being applicable to the Premises) without the prior written consent of the Landlord and in any case shall comply with the directions and requirements of the Landlord, such consent not to be unreasonably withheld or delayed in respect of the load distribution and positioning of all heavy equipment and articles in the Premises. The Tenant shall make good and indemnify the Landlord in respect of any damage to the Premises and Building caused by the bringing in of any safe, items of machinery, plant, equipment or goods.

11.2 The Tenant shall not use any equipment or device which will cause an overload on the electrical supply to the Premises, such supply as may be prescribed by the Landlord or otherwise agreed in writing between the Landlord and the Tenant or in any way overload any Conducting Media in or serving the Premises or any part of the Building.

12.     Rules and Regulations:  The Tenant shall itself and shall procure the
        ---------------------
        Tenant's Occupiers to observe and perform or cause to be observed and performed the Rules and Regulations.

13.     Advertisements and signs
        ------------------------

13.1 The Tenant shall not place or display on the exterior of the Premises or on the windows or inside the Premises so as to be visible from the exterior of the Premises any name, writing, notice, sign, illuminated sign, display of lights, placard, poster, sticker or advertisement other than:-

        (a) the name of the Tenant on the entrance doors of the Premises in a style and manner approved by the Landlord;

        (b) the name of the Tenant displayed in the indicator board in the entrance lobby in the Building; and

        (c) the name of the Tenant by way of a sign/signboard at a designated place on the exterior of the Building in a style and manner approved by the Landlord.

13.2 If any name, writing, notice, sign, placard, poster, sticker or advertisement shall be placed or displayed in breach of these provisions, the Tenant shall on being directed to do so by the Landlord remove such name, writing, notice, sign, placard, poster, sticker or advertisement within a reasonable period and, in the event of failing to do so, the Landlord may carry out such removal and the Tenant shall pay to the Landlord on demand of the reasonable expenses of so doing.

13.3 The Landlord shall be entitled to determine the hours of illumination of any signs or objects in accordance with the such hours as from time to time reasonably prescribed by the Landlord.

14.     Compliance with statutes etc:  Except where such liability may be
        ----------------------------
        expressed within the Landlord's covenants contained in this Lease, the Tenant shall comply in all respects with the provisions of all statutes and regulations for the time being in force and requirements of any competent authority relating to the occupation and use by the Tenant of the Premises and the conduct of the Tenant's business and anything done in or upon the Premises by the Tenant and shall indemnify the Landlord against all actions, proceedings, claims or demands which may be brought or made by reason of such statutes, regulations or requirements or any default in compliance with them.

15.     Indemnity by Tenant:  The Tenant shall occupy, use and keep the Premises
        -------------------
        at the Tenant's sole risk and responsibility and shall indemnify and keep indemnified the Landlord from and against:-

        (a) all claims, demands, write, summonses, actions, suits, proceedings, judgements, orders, decrees, damages, costs, losses and expenses of any nature whatsoever which the Landlord may suffer or incur in connection with loss of life, personal injury and/or damage to property arising from or out of any occurences in, upon or at the Premises or the use of the Premises or any part thereof by the Tenant or by any of the Tenant's Occupiers, and

        (b) all loss and damage to the Premises and any other premises or any other part of the Building and to all property therein and all loss of life and personal injury caused directly or indirectly by the Tenant or the Tenant's Occupiers and in particular but without limiting the generality of the foregoing caused directly or indirectly by the use or misuse, or waste or abuse, of water, gas or electricity or faulty fittings or fixtures.

16.     Assignment and subletting
        -------------------------

16.1 Except as provided in paragraph 16.2 below, the Tenant shall not transfer, assign, sublet, license, part with or share possession or occupation of, or grant to third parties any rights over, the whole or any part of the Premises without the prior written consent of the Landlord, such consent not to be unreasonably withheld or delayed. Provided always that the usage of the Premises by such third parties is similar to the Permitted Use.

16.2 The Landlord hereby agrees that the Tenant may without the consent of the Landlord assign or sub-let the Premises to any affiliate, subsidiary or parent company or any entity resulting through a merger or acquisition, save that prior written notice is given to the Landlord of such assignment or sub-letting.

16.3 A consent granted by the Landlord under paragraph 16.1 shall not constitute a waiver of the requirement for the Landlord's consent to any subsequent transfer, assignment, subletting, licensing, grant of possession, mortgage or encumbrance of this Lease or the Premises or any part thereof.

17.     Name of Tenant:   The Tenant shall not without the prior written consent
        ---------------
        of the Landlord use the name of the Landlord or the Building, or any derivative name sounding similar thereto, as part of its trade or business name or as a trade mark or service mark or for any purpose.

                                    PART B
                                    ------

                             RULES AND REGULATIONS
                             ---------------------

The Tenant covenants with the Landlord to observe and comply with the following Rules and Regulations, as the same may be suspended, deleted, expanded or otherwise amended and updated in any way from time to time:-

1.      Obnoxious or inflammable substances:  The Tenant shall not erect nor
        -----------------------------------
        install any machinery or object which causes noise, fumes or vibration which can be heard, smelt or felt outside the Premises and shall not store in the Premises any petrol or other inflammable, explosive or combustible substance.

2.      Illegal or immoral purpose:  The Tenant shall not use the Premises for
        --------------------------
        any noxious, noisy or offensive trade or business nor for gambling nor betting nor any illegal or immoral act or purpose.

3.      Sales, auction, exhibition or public meeting and Music:  The Tenant
        ------------------------------------------------------
        shall not hold any sales by auction nor any exhibition, public meeting or public entertainment at the Premises. The Tenant shall not permit any music to be played or performed in the Premises so that it can be heard outside the Premises.

4.      Pests And Livestock:  The Tenant shall keep the Premises free of pests,
        -------------------
        rodents, vermin and shall not permit livestock of any kind to be kept at the Premises and shall, if necessary, employ at the Tenant's cost and expense, pest exterminators to treat and/or prevent any such infestation.

5.      Incense:  The Tenant shall not burn any incense or joss sticks or permit
        -------
        any unusual or offensive odours to be produced upon or to permeate from the Premises.

6.      Residential Purpose And Cooking:  The Tenant shall not allow any person
        -------------------------------
        to sleep in nor to cook at the Premises nor to use the Premises for residential purposes.

7.      Cleanliness:  The Tenant shall keep the Premises and every part thereof
        -----------
        including all toilet and shower facilities on the 4th storey of the Building clean and hygienic and all pipes, drains, basins, sinks and water-closets in the Premises and such toilets and showers clean and unblocked. The Tenant shall employ the landlord's contractor engaged for cleaning the Building to carry out the cleaning work in and about the Premises provided that such employment shall be at the sole expense, risk and responsibility of the Tenant.

8.      Infectious diseases:  In the event of the Tenant becoming aware of or
        -------------------
        suspects any infectious illness set out in the Infectious Diseases Act, Cap 137, occurring at the Premises the Tenant shall give notice thereof to the Landlord and the proper authorities and at its cost and expense shall fumigate and disinfect the Premises and shall comply with the reasonable and lawful requirements in respect of the same.

9.      Annoyance or nuisance:  The Tenant shall not do anything which may be or
        ----------------------
        may become a nuisance, annoyance, disturbance, an inconvenience or may cause damage to the Landlord or any owners, tenants, licensees and occupiers of, or any person lawfully in the Building.

10.     Aerials, masts and antenna
        --------------------------

10.1 The Tenant shall not erect install display affix or exhibit on or to any part of the Premises visible to the Common Area or any part of the Building including roof, any light, flag, notice, pole mast, wire radio or television or satellite aerial or antenna or any loudspeaker or similar devices at the Premises without the prior written consent of Landlord such consent not to be unreasonably withheld or delayed and provided always that the Tenant shall at its own cost obtain all necessary approvals from the competent authorities including a structural report from the engineer appointed by the Tenant and approved by the Landlord certifying that such aerials, masts and antenna is capable of being erected on such Common Area or parts of the Building which report shall upon demand be produced forthwith to the Landlord.

10.2 In the event that a satellite antenna is erected or installed at the cost and expense of the Tenant, the Tenant agrees to pay a nominal charge of $50.00 per antenna per month, such charge to be reviewed by the Landlord yearly.

10.3 Any consent given may at any time be withdrawn as the Landlord may determine having regard to:-

        (a) any interferences to the telecommunications systems(s) and services and licensed broadcasting apparatus and licensed broadcasting services of the Landlord and/or other tenants, licensees or occupiers of the neighbouring premises in, near and/or adjacent to the Building; or

        (b)  the interest of the Building as a whole; or

        (c) the interest of other tenants, occupiers and persons lawfully in and upon the Building;

        then the Tenant shall remove such aerials masts and antenna and all costs and expenses incurred in such removal shall be borne by the Tenant. If the Tenant shall fail to remove the same within seven (7) days after the Landlord serves a notice on the Tenant to do so, then the Landlord may remove such aerial mast and antenna and all costs and expenses incurred by the Landlord shall be paid by the Tenant to the Landlord forthwith.

11.     Fire and Alarm Systems
        ----------------------

11.1 The Tenant shall permit the duly authorised agents or employees of Landlord at any reasonable time by prior appointment to service and maintain any fire or alarm systems of the Premises or the Building

11.2 The Tenant shall not install nor maintain any fire or security system at the Premises without the prior written approval of the Landlord or which may interfere with any fire or alarm system installed or maintained by the Landlord for the Premises or Building.

11.3 In the event that the relevant competent authorities require the Tenant to install a sprinkler system, the Tenant shall apply for and obtain at its own cost and expense all licenses, permits, approvals and consents for the installation and use of a dry sprinkler system.

11.4 The Tenant shall install and maintain the sprinkler system (whether wet or dry sprinkler system) at their own cost and expense. Provided always that the Tenant shall waterproof the floor of the Premises with reasonable drainage system to the satisfaction of the Landlord against flooding or likewise to the adjoining floors or neighbours in the Building.

12.     Loading And Electrical And Other Installations
        ----------------------------------------------

12.1 The Tenant shall not load nor use the floors, walls, ceiling or structure of the Premises except in compliance with such loading limits prescribed by any other reasonable directions of the Landlord.

12.2 Before any machinery safe or furniture is moved into or out of the Premises due notice must be given to the Landlord by the Tenant and the moving of the same must be done under the supervision of a person nominated by the Landlord and at a reasonable time approved by the Landlord or its managing agent and at no other time.

12.3 The Tenant shall not overload at Conducting Media in or serving the Premises and/or the Building. Without limiting the foregoing, the Tenant shall not without the prior written consent of the Landlord, such consent not to be unreasonably withheld or delayed install or use any air-conditioning or cooling devices or any other electrical devices or equipment in the Premises except those which are provided in the Building or are shown on the plans approved by the Landlord. The Tenant shall not do nor omit to do anything which obstructs or interferes with or which imposes an additional loading on any ventilation, air-conditioning or other plant or machinery serving or electrical supply to the Premises and Building.

13.     Avoidance of Landlord's insurance policies:  The Tenant shall not
        ------------------------------------------
        do anything whereby any policy of insurance on the Building, including or in any way relating to the Premises, taken out by the Landlord may become void or voidable or whereby the rate of premium thereon or on the remainder of the Building may be increased. The Tenant shall within fourteen (14) days of demand reimburse the Landlord of all sums paid by way of increased premiums and all expenses incurred by the Landlord as a result of a breach of non-observance by the Tenant of this covenant. The Landlord will on request of Tenant provide relevant details of the policy to enable to Tenant to comply with the provisions of this paragraph. The Tenant shall provide one or more efficient fire extinguishers of a type approved by the Landlord and to take such other precautions against fire as may be deemed necessary by the Landlord or its insurers.

14.     Vendors:  The Tenant shall not without the prior written consent of
        -------
        the Landlord permit the vendors of food or drink or the servants or agents of such vendors to bring to the Premises or the Building food or drink for consumption by the occupiers or others in the Premises save and except in the case of the contractor who has been given the right by the Landlord to provide a food and drink service for the occupiers of the Building.

15.     Building Exterior, Windows And Security
        ---------------------------------------

15.1 The Tenant shall ensure that the decor and design of the exterior of the Premises and the interior of the Premises which is visible from the outside (including all blinds, shades, awnings, window ventilators and other fittings and fixtures) shall conform to the reasonable requirements and standards of the Landlord as to design quality and appearance. The Tenant shall not make any changes to such external and internal parts without the prior written consent of the Landlord, such consent not to be unreasonably withheld or delayed and shall remove any object or fitting or fixture which in the absolute opinion of the Landlord is incongruous with or may detract from the general appearance of the Building.

15.2 The Tenant shall keep the windows of the Premises closed at all times and shall take such steps as may be necessary to prevent air leakages and excessive infiltration of air from outside the Building into the Premises and shall not do any act or thing whereby the working of the air circulating plant in the Building shall be effected.

15.3 The Tenant shall ensure that all doors of the Premises are safely and properly locked and secured when the Premises are not occupied and shall use its best endeavours to protect and keep the Premises and any property contained therein from theft or robbery. The Landlord reserves the right by its agent caretaker employees servants and workmen to enter and fasten the same if left insecurely fastened. The Landlord will provide keys for locks on doors or other openings of the Premises and the Tenant will return to the Landlord on the determination of the tenancy all such keys and shall not permit the same at any time to come into the possession or control of any person other than the Tenant its servants or agents and others duly authorised by the Tenant.

16.     Obstruction
        -----------

16.1 The tenant shall not cover nor obstruct nor permit to be covered or obstructed in any manner (other than in compliance with paragraph (15)) the windows, sky-lights or ventilating shafts or air inlets or outlets which reflect or admit light or enable air to flow into or out of the Premises or any part of the Building.

16.2 The Tenant shall not in any way obstruct nor permit the obstruction of any Common Area and in particular shall not permit any bicycles, motor cycles or scooters, trolleys and other vehicles for transportation to be parked nor permit the stocking or storage or littering of any goods or garbage in any Common Area (other than at the proper lots and areas designated by the Landlord for the parking of vehicles, the loading and unloading of goods and the storage or disposal of garbage).

17.     Use of conveniences:  The Tenant shall not throw nor place nor permit to
        -------------------
        be thrown or placed in the lift shafts, water-closets or other conveniences in the Building any rubbish or waste or any other materials, and the Tenant shall on demand pay to the Landlord the reasonable costs of repairing any damage or renewal of such rubbish or waste or other materials to such lift shafts, water-closets or other conveniences arising therefrom.

18.     Use of lift
        -----------

18.1 The Tenant shall ensure that only small and light articles such as brief-cases, attache cases and handbags are placed into or transported by the passenger lift and that only the hoist lift prescribed by the Landlord is used to transport any bulky or heavy object including but not limited to furniture, merchandise, machinery and equipment.

18.2 The Tenant shall not permit nor allow the contractors, workmen or cleaners (with or without equipment and tools) engaged by the Tenant to use the passenger lift of the Building and shall ensure that they use only the hoist lift prescribed by the Landlord.

19.     Carparks, Temporary parking and Loading bays
        --------------------------------------------

19.1 The Tenant shall use the carparks in the Building lawfully and in compliance with all rules and regulations prescribed in respect of the same by the Landlord. Subject to the aforesaid, the Landlord will allot ten (10) season carpark lots ("the carpark lots") to the Tenant and the Tenant shall pay carpark charges (including all taxes) as may be levied or revised from time to time by the Landlord for the use of the carpark lots, and such sums shall be payable as additional rent.

        PROVIDED HOWEVER THAT at any time during the Term or a Renewed Term, the Landlord may in its absolute discretion vary the number of carpark lots or withdraw the carpark lots or any of them if the Landlord ceases to have the right or authority to allot such season carpark lots or if such allotment shall be in breach of any governmental or statutory or Rules and Regulations, or any contractual obligation of the Landlord or if the Landlord requires the carpark lots for any purposes whatsoever.

19.2 The Tenant shall not load nor unload any objects (including but not limited to furniture, merchandise, machinery and equipment) except at the loading and unloading bays or areas designated by the Landlord and so as not to cause congestion nor inconvenience to any other user and at all times shall comply with the reasonable directions of the Landlord's employees or agents in respect of the use of the same.

20.     Soliciting:  The Tenant shall not solicit business, display or distibute
        -----------
        advertising material in the carparks or any Common Area or use the same for business or commercial purposes except in such manner and under such conditions as may be approved from time to time by the Landlord.

21.     Landlord's Housekeeping Rules
        -----------------------------

21.1 The Tenant shall itself and shall procure the Tenant's occupiers to observe and perform or cause to be observed and performed the Landlord's Housekeeping Rules annexed hereto as Annexure B or such other rules and regulations as the Landlord may make or amend or change from time to time.

21.2 The Tenant shall participate in the Housekeeping Committee established under the Housekeeping Rules by providing that one (1) representative of the Tenant shall sit in the Housekeeping Committee.

22.     Fire Drills:  The Tenant shall itself and shall procure the Tenant's
        -----------
        occupiers to participate in any fire drills conducted by the Landlord or any other competent authorities.

                                  SCHEDULE 5
                                  ----------

                              LANDLORD'S COVENANTS
                              --------------------

        The Landlord hereby covenants with the Tenant as follows:-

1.      Quiet enjoyment:  That the Tenant paying the Rent and Service Charge
        ---------------
        and performing the Tenant's covenants reserved by and contained in this Lease may lawfully and peaceably hold and enjoy the Premises throughout the Term without any interruption by the Landlord or by any person lawfully claiming through, under or in trust for the Landlord.

2.      Property tax:  To pay the property tax rate assessment impositions
        ------------
        levied or charged upon the Premises and the Building except such as are herein stated to be paid by the Tenant.

3.      Management of the Building:  Subject always to the provisions of Clause
        --------------------------
        11 to provide the following services (collectively called the "Services"):-

        (a) to keep the roof, foundations, load bearing walls and beams and all external walls of the Building and the Common Area, and the Conducting Media in or serving the Common Area, in good and tenantable condition and repair (fair wear and tear excepted);

        (b) to insure and keep insured the Building (excluding fittings and fixtures installed by the Tenant and any other parts of the Premises which the Tenant is obliged in this Lease to insure) against damage by fire and such other risks as the Landlord may deem fit; and

        (c)     to provide:-

        (i)     an Air-Conditioning Plant;

        (ii) central air-conditioning twenty-four (24) hours of each day, seven (7) days a week at 50% relative humidity;

        (iii)   a backup generator capable of providing power supply for eight
                (8) hours Provided always that the Tenant shall bear and pay to the Landlord on demand cost and expense reasonably incurred by the Landlord in operating the backup generator including but not limited to costs of fuel and labour. The backup generator shall supply power to the Premises at 200 AMP, 400/230V, 3-phase/1-phase, 50 Hertz four (4%) per cent, 4-wire system (either TN-S or TT system);

        (iv) air-conditioning supply from the backup generator (when in operation) of 50 tons;

        (v) electricity for the lighting of the passages, corridors, staircases, lifts and water-closets of the Common Area and water for the water closets;

        (vi) a hoist lift to and from the ground floor loading dock and the Premises twenty-four (24) hours of each day;

        (vii)   passenger lift service during the Operating Hours;

        (viii) security of the Building in such manner to be decided by the Landlord for twenty (24) hours of each day (but not so as to render the Landlord liable for any loss or damage sustained by the Tenant or the Tenant's Occupier through the neglect, default, failure, negligence or misconduct of the security guard(s) and/or security system as the case may be) and such additional security facilities as may be required having regard to the Tenant's Permitted Use of the Premises, such additional security facilities shall be borne by the Tenant.

                                   ANNEXURE A


                                 [FLOOR PLAN]


                              CITY SOUTH EXCHANGE
                                4TH STOREY PLAN

                                   ANNEXURE B
                                   ----------

                         LANDLORD'S HOUSEKEEPING RULES
                         -----------------------------


The Tenant and/or the Tenants' Occupiers, as the case may be, shall adhere, abide and comply with the following:-

1. To carry out a joint fire safety inspection with the Landlord immediately after the Tenant's occupation of the Premises.

2. To allow the Housekeeping Committee members of the Landlord to inspect the Premises within office hours on reasonable notice being given to the Tenant and to comply with all recommendations made.

3. Display the Identification Card prominently at all times when in the Premises/Building.

4. Ensure that visitors of the Tenant are at all times accompanied by the Tenant where such visitors are on or remain in the Premises/Building.

5. Ensure that visitors of the Tenant are met by the Tenant at the Security Guard post.

6. Not to smoke within the exchange areas or such other areas of the Building designated as "No Smoking" areas or where "No Smoking" sign is displayed.

7. Not to bring in personal electrical or electronic appliances, equipment or apparatus.

8. Not to gamble in any form whatsoever whilst in the Premises at all times.

9. Ensure that only persons authorized by the Tenant be allowed to enter or remain in the Premises/Building.

10. Not to remain in the Premises after normal office hours without authorization from the Landlord.

11. Ensure that all vehicles (including bicycles) must be parked at designated parking lots or at areas designated for parking.

12. Ensure that all contractors keep the Station Manager or Principal Housekeeper of the Landlord informed by prior written notice at all times of any work which such contractors would be carrying and/or are being carried out.

13. Ensure that all Hot Works of the Tenant be carried out under the supervision of a qualified competent supervisor in the relevant trade when such Hot Works are being carried out or in progress.

14. Ensure that all workers of the Tenant be confined or restricted to only their designated work place whilst on the Premises.

15.     Not to sleep on or bring food to eat at the Premises.

16.     Ensure that all rubbish be cleared promptly and on a daily basis.

17. Not to touch, handle or in any way deal with the Landlord's telecommunication equipment and cables found on the Premises or Building whether in operation or otherwise.

        IN WITNESS WHEREOF the parties have executed this Lease the day and year first above written.


        Signed by                        )
        for and on behalf of             )       /s/ B.G. Lee Hsien Yang
        SINGAPORE TELECOMMUNICATIONS     )           Executive Vice President
        LIMITED in the presence of:-     )           (Local Services)


        Signed by                        )
        for and on behalf of             )
        FOUR MEDIA COMPANY ASIA PTE LTD  )        /s/ Robert Walston
        in the presence of:-             )



        /s/  Karen Zortman                    [Notary Stamp of Karen Zortman]

                              [COMPANY LETTERHEAD]

        Date:

        FOUR MEDIA COMPANY ASIA PTE LTD


        Dear Sir:

        LEASE AT 4TH STOREY AND PART OF 6TH STOREY OF CITY SOUTH EXCHANGE

        We refer to the Lease Agreement dated           1994 between ourselves
        and yourselves for the lease of the above premises.

        With reference to Clause 7 of the Lease, we acknowledge that you are providing to MTV Asia LDC the services as described in the definition of "Permitted Use" in Clause 1.1 of the Lease. This acknowledgement does not in any way whatsoever agree, confirm or imply any obligations (contractual or otherwise) between ourselves and MTV Asia LDC.

        In respect of Schedule 2 Paragraph 3.3, we wish to confirm that in exercise of our right under this paragraph, access will be denied to any performer engaged by MTV or your other clients because of appearance, reputation, content and style of performance, until and unless it is properly verified that the identity of the performer is from MTV or your other clients.



        Yours faithfully


        SINGAPORE TELECOMMUNICATION'S LIMITED

        ------------------------------------------------------------------------

        We, Four Media Company Asia Pte Ltd, confirm our agreement to the aforesaid acknowledgement and confirmation by Singapore
        Telecommuncations Limited in respect of the Lease Agreement
        dated                1994.



        Yours faithfully